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                                                                   EXHIBIT 10.19

                              LAKEWOOD ON THE PARK
                       7600 Capital of Texas Highway North
                                  Austin, Texas









                                      LEASE

                                 by and between

                              HUB Properties Trust
                                   as Landlord

                                       and

                                Perficient, Inc.
                                    as Tenant



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
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                                TABLE OF CONTENTS

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ARTICLE 1.  Reference Data........................................................................................1

         1.1.  Introduction and Subjects Referred To..............................................................1
         1.2.  Exhibits...........................................................................................3

ARTICLE 2.  Premises and Term.....................................................................................4

         2.1.  Premises...........................................................................................4
         2.2.  Term...............................................................................................4
         2.3.  Extension Option...................................................................................4
         2.4.  Measurement of the Premises........................................................................5

ARTICLE 3.  Condition and Preparation of Premises.................................................................6

         3.1.  Preparation of the Premises........................................................................6
         3.2.  Conclusiveness of Landlord's Performance...........................................................7
         3.3.  Tenant Delay.......................................................................................7
         3.4.  Cooperation with Landlord's Contractors............................................................8

ARTICLE 4.  Rent, Additional Rent, Insurance and Other Charges....................................................9

         4.1.  The Annual Fixed Rent..............................................................................9
         4.2.  Additional Rent....................................................................................9
         4.3.  Personal Property and Sales Taxes.................................................................14
         4.4.  Insurance.........................................................................................14
         4.5.  Utilities.........................................................................................16
         4.6.  Late Payment of Rent..............................................................................16
         4.7.  Security Deposit..................................................................................16

ARTICLE 5.  Landlord's Covenants.................................................................................17

         5.1.  Affirmative Covenants.............................................................................17
         5.2.  Interruption......................................................................................19
         5.3.  Outside Services..................................................................................20
         5.4.  Access to Building................................................................................20

ARTICLE 6.  Tenant's Additional Covenants........................................................................20

         6.1.  Affirmative Covenants.............................................................................20
         6.2.  Negative Covenants................................................................................23

ARTICLE 7.  Casualty or Taking...................................................................................30

         7.1.  Termination.......................................................................................30
         7.2.  Restoration.......................................................................................31
         7.3.  Award.............................................................................................31

ARTICLE 8.  Defaults.............................................................................................32

         8.1.  Default of Tenant.................................................................................32
         8.2.  Remedies in Event of Termination..................................................................32


                                       i
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         8.3.  Other Remedies....................................................................................33
         8.4.  Reletting.........................................................................................34
         8.5.  Remedies Cumulative...............................................................................35
         8.6.  Landlord's Right to Cure Defaults.................................................................35
         8.7.  Holding Over......................................................................................35
         8.8.  Effect of Waivers of Default......................................................................35
         8.9.  No Waiver, etc....................................................................................35
         8.10.  No Accord and Satisfaction.......................................................................35

ARTICLE 9.  Rights of Holders....................................................................................36

         9.1.  Rights of Mortgagees or Ground Lessor.............................................................36
         9.2.  Modifications.....................................................................................37
         9.3.  Subordination, Non-Disturbance and Attornment.....................................................37

ARTICLE 10.  Miscellaneous Provisions............................................................................37

         10.1.  Notices..........................................................................................37
         10.2.  Quiet Enjoyment; Landlord's Right to Make Alterations, Etc.......................................38
         10.3.  Lease not to be Recorded.........................................................................38
         10.4.  Assignment of Rents and Transfer of Title; Limitation of Landlord's Liability....................38
         10.5.  Landlord's Default...............................................................................39
         10.6.  Notice to Mortgagee and Ground Lessor............................................................40
         10.7.  Brokerage........................................................................................40
         10.8.  Applicable Law and Construction..................................................................40
         10.9.  Electricity Audit................................................................................41

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                                      ii

                                      LEASE
                              LAKEWOOD ON THE PARK

                                   ARTICLE 1.

                                 Reference Data

         1.1.     Introduction and Subjects Referred To.

         This is a lease (this "LEASE") entered into by and between HUB Properties Trust, a Maryland real estate investment trust ("LANDLORD") and Perficient, Inc., a Delaware corporation ("TENANT").

         Each reference in this Lease to any of the following terms or phrases shall be construed to incorporate the corresponding definition stated in this
Section 1.1.

         Date of
         this Lease:                March ____, 2000.

         Building:                  That building in the city of Austin, Texas
                                    known as Lakewood on the Park, Building B, with an address of 7600B North Capital of Texas Highway, Austin, Texas 78731.


         Property:                  The Building, the two other office buildings
                                    within Lakewood on the Park known as
                                    Building A and Building C, all parking
                                    facilities, landscaped areas and other
                                    appurtenances, the sidewalks and driveways adjacent thereto, and the land parcels on which all of the same are located.

         Premises:                  A portion of the third floor of the Building
                                    commonly known as Suite 340,
                                    substantially as shown on Exhibit A hereto.

         Premises
         Rentable Area:             5,894 rentable square feet.

         Original Term:             Commencing on the Commencement Date and
                                    expiring on the day immediately preceding the third (3rd) anniversary of the Commencement Date, except that if the Commencement Date shall occur on a day other than the first day of a month, the Original
                                    Term shall expire on the last day of the month in which such anniversary shall occur.

         Commencement
         Date:                      April 8, 2000

         Annual
         Fixed Rent:                (i) Commencing on the Commencement Date and
                                    continuing until and including March 31, 2001, $123,774.00 per annum ($21.00 per square foot of the Premises Rentable Area per annum), in equal monthly installments of $10,314.50;

                                    (ii) Commencing April 1, 2001 and continuing until and including March 31, 2002, $126,721.00 per annum ($21.50 per square foot of the Premises Rentable Area per
                                    annum), in equal monthly installments of $10,560.08;

                                    (iii) Commencing on April 1, 2002, and
                                    continuing until and including the last day of the Original Term, $129,668.00 per annum ($22.00 per square foot of the Premises Rentable Area per annum), in equal monthly installments of $10,805.67.

                                    The above amounts are subject to adjustment as provided in the Lease.

         Tenant's
         Percentage:                .0577  (5.77%).

         Permitted
         Uses: General office uses consistent with a first class office building, subject to the provisions of Subsection 6.1.2.

         Security
         Deposit:                   $60,395.53

         Commercial General
         Liability Insurance
         Limits: $5,000,000 per occurrence (combined single limit) for property damage, bodily and personal injury and death.

         Original
         Address of
         Landlord:                  HUB Properties Trust
                                    c/o REIT Management & Research, Inc.
                                    6300 Bridgepoint Parkway
                                    Building 1, Suite 325
                                    Austin, Texas 78730-5073
                                    Attention: Property Manager



         Original
         Address of
         Tenant:                    Perficient, Inc.

                                    7600B North Capital of Texas Highway
                                    Suite 340
                                    Austin, Texas 78731
                                    Attention: _______________

         Address for
         Payment of
         Rent:                      HUB Properties Trust
                                    c/o REIT Management & Research, Inc.
                                    P.O. Box 59902
                                    Boston, MA 02206

         1.2.     EXHIBITS.

         The Exhibits listed below in this section are incorporated in this Lease by reference and are to be construed as a part of this Lease.

         EXHIBIT A.        Plan showing the Premises.
         EXHIBIT B.        Rules and Regulations.
         EXHIBIT C.        Alterations Requirements.
         EXHIBIT D.        Contractor's Insurance Requirements.
         EXHIBIT E.        Clerk's Certificate

                                  ARTICLE 2.

                                Premises and Term

         2.1. PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, subject to and with the benefit of the terms, covenants, conditions and provisions of this Lease, the Premises, excluding exterior faces of exterior walls, the common lobbies, hallways, stairways, stairwells, elevator shafts and other common areas, and the escalators, elevators, pipes, ducts, conduits, wires and appurtenant fixtures and other common facilities serving the common areas, the Premises and the premises of other tenants in the Building.

         Tenant shall have, as appurtenant to the Premises, rights to use, in common with others, subject to reasonable rules of general applicability to tenants of the Building from time to time made by Landlord of which Tenant is given notice: (a) the common lobbies, hallways and stairways of the Building,
(b) the common escalators, elevators, pipes, ducts, conduits, wires and appurtenant fixtures and other common facilities serving the Premises, (c) common walkways and driveways (if any) necessary for access to the Building, and
(d) if the Premises include less than all of the rentable area of any floor of the Building, the common toilets and other common facilities located on such floor.

         If Landlord so requests, Tenant shall vacate the Premises and relinquish its rights with respect to the same provided that Landlord shall provide to Tenant substitute space in the Building, such space to be substantially equal to or better in size, layout, finish and utility to the Premises, and further provided that Landlord shall, (i) at its sole cost and expense, move Tenant and its equipment (restored, cabled and wired to working condition), furniture and other removable personal property from the Premises to such new space in such manner as will minimize, to the greatest extent practicable, undue interference with the business or operations of Tenant, and
(ii) additionally reimburse Tenant for all reasonable incidental costs and expenses incurred as a result of such relocation, including the expenses of changing stationery and paying wages and overtime incurred that is directly associated with the relocation. Any such substitute space shall, from and after the date such space is so provided, be treated as the Premises demised under this Lease, and shall be occupied by Tenant under the same terms, provisions and conditions as are set forth in this Lease.

         2.2. TERM. The term of this Lease shall be for a period beginning on the Commencement Date and continuing for the Original Term and any extension thereof in accordance with the provisions of this Lease, unless sooner terminated as hereinafter provided. The Original Term and any extension thereof in accordance with the provisions of this Lease is hereinafter referred to as the "TERM" of this Lease.

         2.3. EXTENSION OPTION. So long as this Lease is still in full force and effect, and the named Tenant as set forth in Section 1.1 (or any successor by merger, or any Affiliate) shall actually occupy the entire Premises, Tenant shall have the right to extend the term of this Lease for two (2) additional periods (the "EXTENDED TERM(S)") of three (3) years each. Each Extended Term shall commence on the day succeeding the expiration of the Original Term or the preceding Extended Term, as the case may be, and shall end on the day immediately preceding the third anniversary of the commencement of such Extended Term. All of the terms, covenants and provisions of this Lease applicable immediately prior to the expiration of the then current Term (i.e., Original Term or Extended Term, as applicable) shall apply to each such Extended Term except that (i) the Annual Fixed Rent for each such Extended Term shall be the greater of (a) the Annual Fixed Rent in effect on the day preceding the commencement of such Extended Term without giving effect to any abatements, set-offs or concessions then in effect or (b) the fair market rental value of the Premises for the [applicable] Extended Term as determined by Landlord in its sole discretion; and (ii) Tenant shall have no further right to extend the term of this Lease beyond the Extended Terms hereinabove provided. If Tenant shall elect to exercise any of the aforesaid options, it shall do so by giving Landlord notice of its election not later than six months, nor sooner than twelve months prior to the expiration of the then current Term of this Lease (Original Term or Extended Term, as applicable). If Tenant fails to give any such notice to Landlord, the term of this Lease shall automatically terminate no later than the end of the Original Term, and Tenant shall have no further option to extend the term of this Lease, it being agreed that time is of the essence with respect to the giving of any such notice. If Tenant shall extend the term hereof pursuant to the provisions of this Section 2.4, such extension shall be automatically effected without the execution of any additional documents, but Tenant shall, at Landlord's request, execute an agreement confirming the Annual Fixed Rent for the applicable Extended Term. Landlord shall give Tenant notice of its determination of fair market rental value for the [applicable] Extended Term not later than the later to occur of thirty (30) days after request for such determination by Tenant or seven months prior to the commencement of the [applicable] Extended Term.

         2.4. MEASUREMENT OF THE PREMISES. Landlord and Tenant agree that the Premises Rentable Area identified in Section 1.1 is an estimate only and that, although the Annual Fixed Rent and Tenant's Percentage have been determined by reference to such square footage (regardless of the possibility that the actual measurement of the Premises may be more or less than the number identified, irrespective of measurement method used), the Annual Fixed Rent and Tenant's Percentage shall not be changed except as expressly provided in this Section 2.3.

         Either party hereto may, not later than ninety (90) days after the Commencement Date, request that an exact measurement of the Premises be made in accordance with the measurement method recommended by Building Owners and Managers Association. Such measurement shall be made by an architect or engineer designated by Landlord at the cost and expense of the requesting party.

         If the rentable area of the Premises, as so measured, is more than one hundred one percent (101%) or less than ninety-nine percent (99%) of the Premises Rentable Area as set forth in Section 1.1: (i) the definition of Premises Rentable Area set forth in Section 1.1 shall be deemed amended in accordance with such measurement; (ii) Annual Fixed Rent shall, retroactively to the Rent Commencement Date, be recomputed by multiplying the Annual Fixed Rent as set forth in Section 1.1 by a fraction (the "FRACTION"), the numerator of which shall be the rentable area as so measured and the denominator of which shall be the Premises Rentable Area set forth in Section 1.1; and (iii) Tenant's Percentage shall, retroactively to the Commencement Date, be recomputed to be the percentage determined by multiplying Tenant's Percentage as set forth in
Section 1.1 by the Fraction.

         Any payment due to Landlord as the result of such adjustment shall be paid within thirty (30) days after notice to Tenant of such computation. Any payment due to Tenant as a result of such adjustment shall be credited against installments of Annual Fixed Rent thereafter becoming due.

         In the event of any adjustment pursuant to this Section 2.3, Landlord and Tenant shall promptly execute a written statement setting forth the recomputed Premise Rentable Area, Annual Fixed Rent, and Tenant's Percentage, but the failure by either party to execute such a statement shall have no effect on the validity of such recomputation.

         If (i) neither Landlord nor Tenant requests any adjustment as herein provided within the time limit provided, or (ii) such adjustment is requested, but the rentable area is within the two percent range set forth above, Annual Fixed Rent, Tenant's Percentage, and Premises Rentable Area shall remain as set forth in Section 1.1, and neither Landlord nor Tenant shall have any right to any adjustment.

                                  ARTICLE 3.

                      Condition and Preparation of Premises

         3.1. PREPARATION OF THE PREMISES. (a) Tenant shall, at its sole cost and expense, have complete plans and specifications ("TENANT'S PLANS") prepared for the initial improvements to the Premises, including mechanical, electrical and architectural plans, which shall be in accordance with Landlord's plan submission standards set forth in Exhibit C (notwithstanding that Landlord shall perform the work) and shall be submitted to Landlord for its approval. Within five Business Days (as defined in the Rules and Regulations) after submission of Tenant's Plans to Landlord, Landlord shall notify Tenant of approval or disapproval, and if Landlord fails to notify Tenant of disapproval within said time period, Tenant's Plans shall be deemed approved provided they are in conformity with the requirements of Exhibit C. Any disapproval of Tenant's Plans shall be accompanied by a specific statement of the reasons therefor and Tenant shall promptly revise and resubmit Tenant's Plans in order to obtain Landlord's approval thereof. Each re-submission of Tenant's Plans shall be subject to review and approval by Landlord in accordance with the procedures for an original submission. The date on which Landlord gives its approval to a complete and final set of Tenant's Plans is hereinafter the "PLANS APPROVAL DATE".

                  (b) Landlord shall exercise all reasonable efforts to substantially complete the work specified in Tenant's Plan's (collectively "LANDLORD'S WORK") by that date which is forty five (45) days after the Plans Approval Date (the "TARGET COMPLETION DATE"). Tenant agrees that Landlord may make any changes in Landlord's Work from that shown on Tenant's Plans, the necessity or desirability of which becomes apparent following approval of Tenant's Plans, upon prior written notice to Tenant for nonsubtstantial changes and with the approval of Tenant (which approval shall not be unreasonably withheld or delayed) for substantial changes. Landlord shall provide Tenant with an allowance ("LANDLORD'S CONTRIBUTION") of four dollars ($4.00) per square foot of Premises Rentable Area for the performance of Landlord's Work, and Tenant shall not be liable for any cost of Landlord's Work to the extent that the total cost thereof is less than or equal to Landlord's Contribution. To the extent that the cost of Landlord's Work exceeds Landlord's Contribution, Tenant shall either (at Landlord's election) pay (i) fifty percent

(50%) of the cost of such excess (as estimated by Landlord) to Landlord upon approval by Landlord of Tenant's Plans and the remaining fifty (50) percent within thirty (30) days after delivery to Tenant of a final accounting of the cost of Landlord's Work, or (ii) the entire excess within thirty (30) days after delivery to Tenant of a final accounting of the cost of Landlord's Work. For purposes of this subsection (b), "COST" shall be the actual cost to Landlord of performing Landlord's Work including, without limitation, all architectural and/or engineering fees and expenses incurred by Landlord and all contractor charges for the cost of work and materials, profit, general conditions and overhead and supervision and all filing fees and other permitting costs. Tenant shall, if requested by Landlord, execute an agreement (the "EXCESS COST AGREEMENT") confirming Landlord's estimate of such excess costs, and Tenant's obligation therefor, prior to the time Landlord shall be required to commence Landlord's Work.

                  (c) Landlord's Work shall be considered substantially complete and the "SUBSTANTIAL COMPLETION DATE" shall occur on the first day as of which Landlord's Work has been completed except for items of work (and, if applicable, adjustment of equipment and fixtures) which can be completed after occupancy has been taken without causing material interference with Tenant's use of the Premises (i.e. so-called "punch list" items). Landlord shall complete as soon as conditions permit all "punch list" items and Tenant shall afford Landlord access to the Premises for such purposes.

                  (d) If the Substantial Completion Date has not occurred within thirty (30) days after the Target Completion Date, (as it may be extended for Tenant Delays and Force Majeure as hereinafter provided), Tenant shall have the right to terminate the term of this Lease by giving notice to Landlord not later than twenty (20) days after the expiration of such thirty (30) day period (time being of the essence with respect to the giving of such notice), and the term of this Lease shall come to an end sixty (60) days after the giving of such notice as if such date were the date set forth in the Lease for the expiration of the Original Term, unless, within such sixty (60) day period after Tenant's notice, Landlord substantially completes Landlord's Work (in which event such termination of the term shall be null and void). Tenant's termination right shall be Tenant's sole and exclusive remedy at law or in equity for any delay or failure by Landlord to complete Landlord's Work.

         3.2. CONCLUSIVENESS OF LANDLORD'S PERFORMANCE. Tenant shall be conclusively deemed to have accepted Landlord's Work unless, within thirty (30) days after the Substantial Completion Date, Tenant gives Landlord a notice setting forth in detail those portions of Landlord's Work Tenant does not accept.

         3.3. TENANT DELAY. A "TENANT DELAY" shall be any delay in the occurrence of the Substantial Completion Date as a result of a Direct Delay (as defined in Section 3.4 (a)), plus any delay in the occurrence of the Substantial Completion Date as a result of an Additional Delay (as defined in Section 3.4(b)).

                  (a) A "DIRECT DELAY" shall be any delay in the occurrence of the Substantial Completion Date as a result of:

          (i) any request by Tenant that Landlord delay in the commencement, progress or completion of Landlord's Work for any reason;

          (ii) Tenant's failure to execute the Excess Cost Agreement if requested by Landlord;

          (iii) any change by Tenant in any of Tenant's Plans after the Plans Approval Date; or

          (iv) any special requirement of Tenant's Plans not in conformity with Landlord's building standards (including without limitation any so-called "long lead items").

          (v) delays in the delivery of any fixtures, furnishings or other items to be furnished directly by Tenant and installed as part of Landlord's Work, or delays in the completion of any work performed by Tenant or Tenant's contractors;

          (vi) any failure by Tenant to cooperate with Landlord's contractors as herein required; or

          (vii) a delay in the performance of Landlord's Work that would not have occurred if the Premises were not occupied by Tenant; or

          (viii) any other act or omission of Tenant or its officers, agents, servants or contractors (including unreasonable delay or withholding of approval to changes desired by Landlord and which require Tenant's approval, as described in Subsection 3.2(b)).

         (b) An "ADDITIONAL DELAY" shall be any delay in the Substantial Completion Date which is the result of (i) any reasonably necessary change in Landlord's construction schedule resulting from a Direct Delay or (ii) any "Force Majeure" condition (as defined in subsection (f) hereof) which would have occurred after the Substantial Completion Date but for a Direct Delay.

         (c) If as a result of Tenant Delays or Force Majeure the Substantial Completion Date is delayed for more than six (6) months, Landlord may (but shall not be required to) at any time thereafter terminate this Lease by giving notice of such termination to Tenant and thereupon this Lease shall terminate without further liability or obligation on the part of either party.

         (d) The Target Completion Date shall automatically be extended by the aggregate of all delays in the Substantial Completion Date caused by Tenant Delay(s), plus any period of delay in the Substantial Completion Date caused by Force Majeure.

         (e) "FORCE MAJEURE" shall be defined as any strike or other labor trouble, fire, flood or other casualty, breakage, accident, repairs, unusually severe weather, governmental preemption of priorities or other controls in connection with a national or other public emergency (or shortages of fuel, supplies or labor resulting therefrom), war, civil commotion, or any other cause, whether similar or dissimilar, beyond Landlord's reasonable control despite the diligent efforts of Landlord.

         3.4. COOPERATION WITH LANDLORD'S CONTRACTORS. Reference is made to the fact that Landlord's Work shall be performed in the Premises after the Commencement Date and after Tenant has taken occupancy of the Premises. Tenant acknowledges and agrees that Landlord's Work may be performed during or outside of the Normal Building Operating Hours, as determined by Landlord in its sole discretion. Tenant shall provide Landlord's contractors with access to the Premises at all times for the purpose of performing Landlord's Work, and shall cooperate with Landlord and Landlord 's contractors in connection with the performance of Landlord's Work. Such cooperation shall include, without limitation, removing (temporarily) Tenant's furnishings, equipment and other personal property from the work area within the Premises promptly upon receiving a request to do so from Landlord 's contractor. Landlord shall direct its contractors to use reasonable efforts to minimize any interference with Tenant's use of the Premises to the extent reasonably possible, but Landlord's contractors will not be required to delay the progress of Landlord's Work. Further, Landlord shall incur no liability to Tenant for any disruption of Tenant's business caused by the performance of Landlord 's Work as herein provided, including, without limitation, any temporary shut down of utilities or suspension of other services that is reasonably necessary in connection therewith. It shall be the responsibility of Tenant to determine what measures are necessary to protect Tenant's computers, office equipment, fixtures, furnishings and other personal property in the Premises from dirt and dust caused by the construction of Landlord 's Work, and Tenant shall be fully responsible for taking such measures and paying the cost thereof. Under no circumstance shall Landlord be liable for damage to any such property resulting from Tenant failure to take such measures.


                                  ARTICLE 4.

               Rent, Additional Rent, Insurance and Other Charges

         4.1. THE ANNUAL FIXED RENT. Tenant agrees to pay to Landlord, or as otherwise directed by Landlord, commencing on the Commencement Date, without offset, abatement (except as provided in Article 7), deduction or demand, the Annual Fixed Rent. Annual Fixed Rent shall be payable in equal monthly installments, in advance, on the first day of each and every calendar month during the term of this Lease, at the Address for Payment of Rent specified in
Section 1.1, by check drawn on a domestic bank.

         Annual Fixed Rent for any partial month shall be prorated on a daily basis, and if the Commencement Date occurs and the Annual Fixed Rent commences on a day other than the first day of a calendar month, the first payment which Tenant shall make to Landlord shall be payable on the date Annual Fixed Rent commences and shall be equal to a proportionate part of the monthly installment of Annual Fixed Rent for the partial month in which Annual Fixed Rent commences plus the installment of Annual Fixed Rent for the succeeding calendar month.

         4.2. ADDITIONAL RENT. Tenant covenants and agrees to pay Tenant's Percentage of Taxes and Operating Costs as provided in Sections 4.2.1 and 4.2.2, and all other charges and amounts payable by or due from Tenant to Landlord (all such amounts referred to in this sentence being "ADDITIONAL RENT").

                  4.2.1 REAL ESTATE TAXES. Tenant shall pay to Landlord, as Additional Rent, Tenant's Percentage of the Building's share (as reasonably determined by Landlord) of all Taxes (as hereinafter defined) assessed against the Property (or estimated to be due by governmental authority) for any fiscal tax period (a "TAX YEAR") during the term of this Lease (Tenant's Percentage of Taxes being "TENANT'S TAX OBLIGATION"). Except as otherwise provided in the immediately following paragraph, Tenant shall pay Tenant's Tax Obligation to Landlord within thirty (30) days after Landlord delivers to Tenant a notice of the amount of taxes due, which notice shall set forth the manner of computation of Tenant's Tax Obligation.

         Tenant shall pay to Landlord, as Additional Rent on the first day of each calendar month during the term but otherwise in the manner provided for the payment of Annual Fixed Rent, estimated payments on account of Tenant's Tax Obligation, such monthly amounts to be sufficient to provide Landlord by the time Tax payments are due or are to be made by Landlord a sum equal to Tenant's Tax Obligation, as reasonably estimated by Landlord from time to time on account of Taxes for the then current Tax Year. If the total of such monthly remittances for any Tax Year is greater than Tenant's Tax Obligation for such Tax Year, Landlord shall credit such overpayment against Tenant's subsequent obligations on account of Taxes (or promptly refund such overpayment if the term of this Lease has ended and Tenant has no further obligations to Landlord); if the total of such remittances is less than Tenant's Tax Obligation for such Tax Year, Tenant shall pay the difference to Landlord within thirty (30) days after being so notified by Landlord.

         If, after Tenant shall have made all payments due to Landlord pursuant to this subsection 4.2.1, Landlord shall receive a refund of any portion of Taxes as a result of an abatement of such Taxes by legal proceedings, settlement or otherwise (without either party having any obligation to undertake any such proceedings), Landlord shall pay or credit to Tenant, Tenant's Percentage of that percentage of the refund (after first deducting any expenses, including attorneys', consultants' and appraisers' fees, reasonably incurred in connection with obtaining any such refund) which equals the percentage of the applicable Tax Year included in the term hereof, provided however, in no event shall Tenant be entitled to receive more than the sum of payments actually made by Tenant on account of Taxes with respect to such Tax Year.

         In the event that the Commencement Date shall occur or the term of this Lease shall expire or be terminated during any Tax Year, or should the Tax Year or period of assessment of real estate taxes be changed or be more or less than one (1) year, or should Tenant's Percentage be modified during any Tax Year due to a change in the rentable area of the Building and/or the Premises or otherwise, as the case may be, then the amount of Tenant's Tax Obligation which may be otherwise payable by Tenant as provided in this subsection 4.2.1 shall be appropriately apportioned and adjusted.

         "TAXES" shall mean all taxes, assessments, excises and other charges and impositions which are general or special, ordinary or extraordinary, foreseen or unforeseen, of any kind or nature which are levied, assessed or imposed at any time during the term by any governmental authority upon or against the Property, or taxes in lieu thereof, and additional types of taxes to supplement real estate taxes due to legal limits imposed thereon. If, at any time during the term of this Lease, any tax or excise on rents or other taxes, however described, are levied or assessed against Landlord with respect to the rent reserved hereunder, either wholly or partially in substitution for, or in addition to, real estate taxes assessed or levied on the Property, such tax or excise on rents shall be included in Taxes; however, Taxes shall not include franchise, estate, inheritance, succession, capital levy, income or excess profits taxes assessed on Landlord. Taxes also shall include all court costs, attorneys', consultants' and accountants' fees, and other expenses incurred by Landlord contesting Taxes through and including all appeals. Taxes shall include any estimated payment made by Landlord on account of a fiscal tax period for which the actual and final amount of taxes for such period has not been determined by the governmental authority as of the date of any such estimated payment.

                  4.2.2 OPERATING COSTS. Tenant shall pay to Landlord, as Additional Rent, Tenant's Percentage of all costs and expenses of every kind and nature paid or incurred by Landlord with respect to the Property in any twelve-month period established by Landlord (an "OPERATING YEAR") during the term of this Lease (such costs and expenses being "OPERATING COSTS", as hereinafter more fully described). Except as otherwise provided in the immediately following paragraph Tenant shall pay Tenant's Percentage of Operating Costs ("TENANT'S OPERATING COST OBLIGATION") to Landlord within twenty
(20) days from the date Landlord shall furnish to Tenant an itemized statement thereof, prepared, allocated and computed in accordance with then prevailing customs and practices of the real estate industry in the greater Austin area, consistently applied. Any year-end statement by Landlord relating to Operating Costs (other than an invoice for a monthly estimate) shall be final and binding upon Landlord and Tenant unless either party within 30 days after Tenant's receipt thereof, shall contest any items therein by giving notice to the other specifying each items contested and the reasons therefor.

         Tenant shall pay to Landlord, as Additional Rent on the first day of each calendar month during the term but otherwise in the manner provided for the payment of Annual Fixed Rent, estimated payments on account of Tenant's Operating Cost Obligation, such monthly amounts to be sufficient to provide to Landlord, by the end of each Operating Year, a sum equal to Tenant's Operating Cost Obligation for such Operating Year, as estimated by Landlord from time to time during such Operating Year. If, at the expiration of each Operating Year in respect of which monthly installments of Tenant's Operating Cost Obligation shall have been made as aforesaid, the total of such monthly remittances is greater than Tenant's Operating Cost Obligation for such Operating Year, Landlord shall credit such overpayment against Tenant's subsequent obligations on account of Operating Costs (or promptly refund such overpayment if the term of this Lease has ended and Tenant has no further obligation to Landlord); if the total of such remittances is less than Tenant's Operating Cost Obligation for such Operating Year, Tenant shall pay the difference to Landlord within thirty (30) days after being so notified by Landlord.

         In the event that the Commencement Date shall occur or the term of this Lease shall expire or be terminated during any Operating Year or Tenant's Percentage shall be modified during any Operating Year due to a change in the rentable area of the Building and/or the Premises or otherwise, as the case may be, then the amount of Tenant's Operating Cost Obligation which may be payable by Tenant as provided in this subsection 4.2.2 shall be appropriately apportioned and adjusted.

         "OPERATING COSTS" shall include, without limitation, all costs and expenses paid or incurred for the operation, cleaning, management, maintenance, repair, upkeep and security of the Building and, in addition, the Building's share (as reasonably determined by Landlord) of such costs and expenses incurred for the benefit of the Property as a whole, including, without limitation:

         (a) all salaries, wages, fringe benefits, payroll taxes and workers' compensation insurance premiums related thereto and all other costs paid or incurred with respect to employment of personnel engaged in operation, administration, cleaning, maintenance, repair, upkeep and security of the Property including, without limitation, supervisors, property managers, accountants, bookkeepers, janitors, carpenters, engineers, mechanics, electricians and plumbers, provided that, if any such personnel are also employed on other property of Landlord, such costs shall be suitably prorated among the Property and such other properties;

         (b) all utilities and other costs related to provision of heat (including oil, steam and/or gas), electricity, air conditioning, and water (including sewer charges) and other utilities to the Property (exclusive of reimbursement to Landlord for any of same received as a result of direct billing to any tenant of the Building);

         (c) all costs, including supplies, material and equipment costs, for cleaning and janitorial services to the Building and Property (including, without limitation, trash removal and interior and exterior window cleaning), and interior and exterior landscaping and pest control;

         (d) the cost of replacements for tools and other similar equipment used in the repair, maintenance, cleaning and protection of the Property, provided that, in the case of any such equipment used jointly on other property of Landlord, such costs shall be suitably prorated among the Property and such other properties;

         (e) all costs and premiums for fire, casualty, rental income, liability and such other insurance as may be maintained from time to time by Landlord relating to the Property and any deductible, and premiums for fidelity bonds covering persons having custody or control over funds or other property of Landlord relating to the Property;

         (f) all costs of maintaining, repairing, decorating, operating, administering, inspecting and protecting the Property (including, without limitation, lighting, installation, maintenance, repair and alteration of signs, snow removal on the Property and adjacent walks and ways, paving, patching and restriping of parking areas and operation, maintenance, replacement and repair of heating, ventilating and air conditioning equipment, fire protection and security systems, elevators, roofs, parking areas and any other common Building equipment, systems or facilities) and all costs of structural and other repairs and replacements (other than repairs for which Landlord has received full reimbursement from contractors, other tenants of the Building or from others) necessary to keep the Property in good working order, repair, appearance and condition (including, without limitation, fees, if any, imposed upon Landlord, or charged to the Property, by the state or municipality in which the Property is located on account of the need of the Property for increased or augmented public safety services);

         (g) costs of compliance with any laws, rules, regulations, ordinances, agreements or standards applicable to the Building or the property, which conformance is not the responsibility of any tenant of the Building or Property, and which Landlord elects or is required to perform, and costs of removal or remediation of any Hazardous Materials in or under the Building or property, which is not the responsibility of any tenant of the Building or Property, and which Landlord elects to perform, provided such costs shall be treated as capital expenditures;

         (h) all costs incurred in connection with the administration and supervision of all matters referred to in items (a) through (f) hereof and in performing Landlord's obligations under

Article 5, including Landlord's office overhead costs provided that, if any such administrative or supervisory personnel are also employed on other property of Landlord, such cost of compensation shall be suitably prorated among the Property and such other properties;

         (i) payments under all service contracts relating to matters referred to in Items (a) through (h) hereof;

         (j) a management fee not to exceed four percent (4%) of the gross rents from the Property; and

         (k) attorney's fees and disbursements and auditing and other professional fees and expenses associated with the operation of the Building, but not including attorneys fees incurred in (i) tax abatement or reductions proceedings, (ii) collection of rent and other sums due from any other tenant of the Building or Property, (iii) eviction, foreclosure, repossession or bankruptcy proceedings pertaining to any other tenant of the Building or Property, or (iv) the preparation of leases.

          Notwithstanding the foregoing, for purposes of this Lease, Operating Costs shall not include the following:

         (a) Costs incurred in connection with the original construction and development of the Property or the original or future leasing of the Property, and costs incurred with respect to the installation of tenant improvements made for new tenants in the Property;

         (b) the cost of capital expenditures except as expressly provided herein;

         (c) depreciation, interest and principal payments on mortgages, and other debt costs except for the interest factor included in the annual charge off of those capital expenditures that are included in Operating Costs as hereinafter provided; (d) costs for which Landlord is reimbursed by any tenant or occupant of the Property or by insurance by its carrier or any tenant's carrier (or if Landlord fails to carry insurance required to be carried by Landlord under this Lease, costs which would have been covered by insurance had Landlord obtained the coverage required to be carried under this Lease) or by anyone else, and electric power costs for which any tenant directly contracts with the local utility;

         (e) any bad debt loss, rent loss, or reserves for bad debts or rent loss;

         (f) any amounts paid as ground rental for the Property of Landlord:

         (g) all items and services for which Tenant or any other tenant in the Property separately reimburses Landlord or which Landlord provides selectively to one or more tenants (but not to Tenant) without reimbursement;

         (h) any costs expressly excluded from Operating Costs elsewhere in this Lease;

         (i) the amount of any payments by Landlord to its affiliates for goods or services for the Property in excess of a competitive rate, except as otherwise provided herein; and

         (j) costs incurred in connection with the sale, financing, refinancing, mortgaging, selling or change of ownership of the Property.

         If, during the term of this Lease, Landlord shall make any capital expenditure, the total cost thereof shall not be included in Operating Costs for the Operating Year in which it was made, but Landlord may include in Operating Costs for such Operating Year in which such expenditure was made and in Operating Costs for each succeeding Operating Year an annual charge-off of such capital expenditure, provided such expenditure is (i) made to comply with any law, rule, regulation, order or ordinance after the date the Building was constructed, or (ii) made to protect the health or safety of the occupants of the Property, or (iii) made to replace worn out or obsolete items or to keep the Property in first-class condition, or (iv) designed to reduce Operating Costs. Annual charge-offs shall be determined by dividing the original capital expenditure plus an interest factor, reasonably determined by Landlord as being the interest rate then being charged for long-term mortgages by institutional lenders on like properties within the locality in which the Building is located, by the number of years of useful life of the improvement, repair, alteration or replacement made with the capital expenditure; and the useful life shall be determined reasonably by Landlord in accordance with then prevailing customs and practices of the real estate industry in the greater Austin area, consistently applied.

         In addition, if during any portion of any Operating Year for which Operating Costs are being computed, less than ninety five percent (95%) of the rentable area of the Building was leased to tenants or if Landlord is supplying less than ninety five percent (95%) of the rentable area of the Building with the services and utilities being supplied hereunder, actual Operating Costs incurred shall be reasonably projected by Landlord on an item-by-item basis to the estimated Operating Costs that would have been incurred if ninety five percent (95%) of the Building were occupied for such Operating Year and such services and utilities were being supplied to ninety five percent (95%) of the rentable area of the Building, and such projected amount shall, for the purposes hereof, be deemed to be the Operating Costs for such Operating Year.

         4.3. PERSONAL PROPERTY AND SALES TAXES. Tenant shall pay all taxes charged, assessed or imposed upon the personal property of Tenant and all taxes on the sales of inventory, merchandise and any other goods by Tenant in or upon the Premises.

         4.4. INSURANCE. Tenant shall, at its expense, take out and maintain, throughout the term of this Lease, the following insurance:

                  4.4.1 Commercial general liability insurance (on an occurrence basis and on a 1988 ISO CGL form or its equivalent, including without limitation, broad form contractual liability, bodily injury, property damage, fire legal liability, and products and completed operations coverage) under which Tenant is named as an insured and Landlord (and the holder of any mortgage on the Premises or Property, as set out in a notice from time to time) are named (on an ISO Form 20226 or as otherwise acceptable to Landlord) as additional insureds as their interests may appear, in an amount which shall, at the beginning of the term, be at least equal to the Commercial General Liability Insurance Limits, and, which, from time to time during the term, shall be for such higher limits, if any, as Landlord shall determine to be customarily carried in the area in which the Premises are located at property comparable to the Premises and used for similar purposes;

         Worker's compensation insurance with statutory limits covering all of Tenant's employees working on the Premises; and

         So-called "all-risk" property insurance on a "replacement cost" basis with an agreed value endorsement covering all furniture, furnishings, fixtures and equipment and other personal property brought to the Premises by Tenant and all improvements and betterments to the Premises performed at Tenant's expense.

         4.4.2 All such policies shall contain a clause confirming that such policy and the coverage evidenced thereby shall be primary with respect to any insurance policies carried by Landlord and shall be obtained from responsible companies qualified to do business and in good standing in the state or district in which the Property is located, which companies shall have a general policy holder's rating in Best's of at least A / X or otherwise be acceptable to Landlord. A copy of each paid-up policy evidencing such insurance (appropriately authenticated by the insurer) or a certificate (on ACORD Form 27 or its equivalent) of the insurer, certifying that such policy has been issued and paid in full, providing the coverage required by this Section and containing provisions specified herein, shall be delivered to Landlord prior to the commencement of the term of this Lease and, upon renewals, not less than thirty
(30) days prior to the expiration of such coverage. Each such policy shall be non-cancelable and not materially changed with respect to the interest of Landlord and such mortgagees of the Property (and others that are in privity of estate with Landlord of which Landlord provides notice to Tenant from time to time) without at least thirty (30) days' prior written notice thereto. Any insurance required of Tenant under this Lease may be furnished by Tenant under a blanket policy carried by it provided that such blanket policy shall reference the Premises, and shall guarantee a minimum limit available for the Premises equal to the insurance amounts required in this Lease. Landlord may, at any time, and from time to time, inspect and/or copy any and all insurance policies required to be procured by Tenant hereunder.

         4.4.3 Landlord and Tenant shall each endeavor to secure an appropriate clause in, or an endorsement upon, each property damage insurance policy obtained by it and covering the Building, the Premises or the personal property, fixtures and equipment located therein or thereon, pursuant to which the respective insurance companies waive subrogation and permit the insured, prior to any loss, to agree with a third party to waive any claim it might have against said third party. The waiver of subrogation or permission for waiver of any claim hereinbefore referred to shall extend to the agents of each party and its employees and, in the case of Tenant, shall also extend to all other persons and entities occupying or using the Premises by, through or under Tenant. If and to the extent that such waiver or permission can be obtained only upon payment of an additional charge then the party benefiting from the waiver or permission shall pay such charge upon demand, or shall be deemed to have agreed that the party obtaining the insurance coverage in question shall be free of any further obligations under the provisions hereof relating to such waiver or permission from such insurance companies.

         Subject to the foregoing provisions of this Subsection 4.4.3, and insofar as may be permitted by the terms of the insurance policies carried by it, each party hereby releases the other with respect to any claim which it might otherwise have against the other party for loss, damage or destruction of or to its property to the extent such damage is or would be covered by policies of insurance required by this Lease to be carried by the respective parties hereunder. In addition, Tenant agrees to exhaust any and all claims against its insurer(s) prior to commencing an action against Landlord for any property loss.

         4.5. UTILITIES. Tenant shall pay all charges for telephone and other utilities or services not supplied by Landlord pursuant to Subsections 5.1.1 and 5.1.2, whether designated as a charge, tax, assessment, fee or otherwise, all such charges to be paid as the same from time to time become due. Except as otherwise provided in this Subsection 4.5 or in Article 5, it is understood and agreed that Tenant shall make its own arrangements for the installation or provision of all utilities and services and that Landlord shall be under no obligation to furnish any utilities to the Premises.

         If permitted by law, Landlord shall have the right at any time, and from time to time during the term of this Lease, to contract for electric services from the company of Landlord's choice, whether the company is the provider currently providing electric service to the Property ("CURRENT PROVIDER") or a different company or companies ("ALTERNATE PROVIDER"). Tenant shall cooperate with Landlord and Current Provider or Alternate Provider at all times, and, as reasonably necessary, shall allow Landlord and Current Provider or Alternate Provider reasonable access to the electric lines, feeders, risers, wiring, and any other equipment within the Premises. Unless due to its negligent act or omission, Landlord shall in no way be liable or responsible for any loss, damage or expense that Tenant may sustain or incur by reason of any change, failure, interference, disruption, or defect in the supply or character of the electric energy furnished to the Premises, or if the quantity or character of the electric energy supplied by the Current Provider or any Alternate Provider is no longer available or suitable for Tenant's requirements. In no event shall any such change, failure, defect, unavailability, or unsuitability constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent (except as provided in Section 5.2), or relieve Tenant from any of its obligations under the Lease.

         4.6. LATE PAYMENT OF RENT. If any installment of Annual Fixed Rent or Additional Rent is not paid on or before the date the same is due, it shall bear interest (as Additional Rent) from the date due until the date paid at the Default Rate (as defined in Section 8.4). In addition, if any installment of Annual Fixed Rent or Additional Rent is unpaid for more than five (5) days after the date due, Tenant shall pay to Landlord a late charge equal to the lesser of Four Hundred Dollars ($400) or seven percent (7%) of the delinquent amount. The parties agree that the amount of such late charge represents a reasonable estimate of the cost and expense that would be incurred by Landlord in processing and administration of each delinquent payment by Tenant, but the payment of such late charges shall not excuse or cure any default by Tenant under this Lease. Absent specific provision to the contrary, all Additional Rent shall be due and payable in full thirty (30) days after demand by Landlord.

         4.7. SECURITY DEPOSIT. Upon execution of this Lease, Tenant shall deposit with Landlord the Security Deposit. The Security Deposit shall be held by Landlord as security for the faithful performance of all the terms of this Lease to be observed and performed by Tenant. The Security Deposit shall not be mortgaged, assigned, transferred or encumbered by Tenant and any such act on the part of Tenant shall be without force and effect and shall not be binding upon Landlord.

         If the Annual Fixed Rent or Additional Rent payable hereunder shall be overdue and unpaid or should Landlord make any payment on behalf of the Tenant, or Tenant shall fail, after notice and the expiration of any cure period provided for in this Lease, to perform any of the terms of this Lease, then Landlord may, at its option and without notice or prejudice to any other remedy which Landlord may have on account thereof, appropriate and apply the entire Security Deposit or so much thereof as may be necessary to compensate Landlord toward the payment of Annual Fixed Rent, Additional Rent or other sums or loss or damage sustained by Landlord due to such breach by Tenant; and Tenant shall, within ten (10) days after demand restore the Security Deposit to the original sum deposited. So long as Tenant shall not be in default of its obligations under this Lease, Landlord shall return the Security Deposit, or so much thereof as shall have not theretofore been applied in accordance with the terms of this
Section 4.7, to Tenant promptly following the expiration or earlier termination of the term of this Lease and the surrender of possession of the Premises by Tenant to Landlord in accordance with the terms of this Lease. While Landlord holds the Security Deposit, Landlord shall have no obligation to pay interest on the same and shall have the right to commingle the same with Landlord's other funds. If Landlord conveys Landlord's interest under this Lease, the Security Deposit, or any part thereof not previously applied, shall be turned over by Landlord to Landlord's grantee, and Tenant shall look solely to such grantee for proper application of the Security Deposit in accordance with the terms of this
Section 4.7 and the return thereof in accordance herewith. The holder of a mortgage on the Property shall not be responsible to Tenant for the return or application of the Security Deposit, whether or not it succeeds to the position of Landlord hereunder, unless such holder actually receives the Security Deposit.

                                  ARTICLE 5.

                              Landlord's Covenants

         5.1. AFFIRMATIVE COVENANTS. Landlord shall, during the term of this Lease provide the following:

               5.1.1 HEAT AND AIR-CONDITIONING. Landlord shall furnish heat, ventilation and air-conditioning ("HVAC") to the Premises sufficient to maintain the Premises at comfortable temperatures for general office use, subject to all federal, state and municipal regulations, during Normal Building Operating Hours (as defined in the Rules and Regulations). If Tenant shall require HVAC service outside the hours and days above specified, Landlord may furnish such service and Tenant shall pay therefor such charges as may from time to time be in effect. In the event Tenant locates an excessive number of persons or heat-generating equipment in the Premises which overloads the capacity of the Building HVAC systems or in any other way interferes with such system's ability to perform adequately its proper functions, supplementary systems may, if and as needed, at Landlord's option, be provided by Landlord, at Tenant's expense. Landlord shall have no responsibility for providing any service from separate HVAC Equipment, as defined in Section 6.1.3.

               5.1.2 ELECTRICITY. Landlord shall furnish to the Premises electricity to meet a requirement similar to the average load of other general office tenants of the Building.

               5.1.3 CLEANING; WATER. Landlord shall provide cleaning, maintenance and landscaping to the common areas of the Building and Property (including snow removal to the extent necessary to maintain reasonable access to the Building) in accordance with standards generally prevailing throughout the term hereof in comparable office buildings in the greater Austin, Texas area; and furnish water for ordinary drinking, lavatory and toilet facilities (as opposed to special laboratory or other uses in excess of general office uses) and to cause the Premises to be cleaned in accordance with standards of comparable office buildings in the greater Austin, Texas area. Tenant shall pay to Landlord upon invoice the actual costs incurred by Landlord for (x) extra cleaning work in the Premises required because of carelessness, indifference, misuse or neglect on the part of Tenant or its subtenants or its or their employees or visitors, and (y) removal from the Premises and the Building of any refuse and rubbish of Tenant in excess of that ordinarily accumulated in business office occupancy, including, without limitation, kitchen refuse or large volumes of refuse generated by parties, receptions or other special events of Tenant, or at times other than Landlord's standard cleaning times. Notwithstanding the foregoing, Landlord shall not be required to clean any portions of the Premises used for preparation, serving or consumption of food or beverages or other special purposes if same requires on a regularly recurring basis materially greater or more difficult cleaning work than office areas, and Tenant agrees, at Tenant's expense, to retain Landlord's cleaning contractor to perform such extra cleaning, provided that the charges of such cleaning contractor shall be commercially reasonable. Under no circumstances shall Landlord's cleaning contractor be required to clean Tenant's refrigerator, microwave oven, dishes, utensils or other kitchen equipment or personal property used in connection therewith.

         Landlord, its cleaning contractor and their respective employees shall have access to the Premises after 6:00 p.m. and before 8:00 a.m. and shall have the right to use, without charge therefor, all light, power and water in the Premises reasonably required to clean the Premises as required hereunder.

         Notwithstanding anything contained herein to the contrary, Landlord shall have no obligation to collect or dispose of any a) radioactive, volatile, highly flammable, explosive or toxic or hazardous materials, b) needles, syringes, lancets, similar sharp objects or contaminated glassware,
c) blood products, d) body fluids, e) human or animal tissue, any item identified in clauses a) through e), above, hereinafter referred to as "EXCEPTED WASTE". Tenant agrees that title to and liability for any Excepted Waste shall remain with Tenant, even if Landlord collects and/or disposes of any such Excepted Waste.

         If Tenant uses water for any purpose other than ordinary drinking, lavatory and toilet purposes, Landlord may assess a reasonable charge for the additional water so used, or install a water meter and thereby measure Tenant's water consumption for all purposes. In the latter event, Tenant shall pay the cost of the meter and the cost of installation thereof and shall keep such meter and installation equipment in good working order and repair. Tenant agrees to pay for water consumed, as shown on such meter, together with the sewer charge based on such meter charges, as and when bills are rendered, and if Tenant shall fail to make such payment, Landlord may pay such charges and collect the same from Tenant as Additional Rent.

               5.1.4 ELEVATOR AND LIGHTING. Landlord shall furnish non-exclusive passenger elevator service from the lobby to the Premises; purchase and install all building standard lamps, tubes, bulbs, starters and ballasts for lighting fixtures in the Premises; and provide lighting to public and common areas of the Property.

               5.1.5 REPAIRS. Except as otherwise expressly provided herein, Landlord shall make such repairs and replacements to the roof, exterior walls, floor slabs and other structural components of the Building, and to the common areas and facilities of the Building and Property (including any plumbing, electrical, HVAC equipment, elevators and any other common equipment or systems in the Building) as may be necessary to keep them in good repair and condition (exclusive of equipment installed by Tenant and except for those repairs required to be made by Tenant pursuant to Subsection
6.1.3 hereof and repairs or replacements occasioned by any act or negligence of Tenant, its servants, agents, customers, contractors, employees, invitees, or licensees).

         5.2. INTERRUPTION. Landlord shall be under no responsibility or liability for failure, interruption or unavailability of any services, facilities, utilities, repairs or replacements or inability to provide access or inability to perform any other obligation under this Lease caused by breakage, accident, fire, flood or other casualty, strikes or other labor trouble, order or regulation of or by any governmental authority, inclement weather, repairs, inability to obtain or shortages of supplies, labor or materials, war, civil commotion or other emergency, transportation difficulties or due to any act or neglect of Tenant or Tenant's servants, agents, employees or licensees or for any other cause beyond the reasonable control of Landlord, and in no event for any indirect or consequential damages to Tenant; and failure or omission on the part of Landlord to furnish any of same for any of the reasons set forth in this paragraph shall not be construed as an eviction of Tenant, actual or constructive, nor entitle Tenant to an abatement of rent, nor render the Landlord liable in damages, nor release Tenant from prompt fulfillment of any of its covenants under this Lease.

         Notwithstanding the foregoing, if due to the default, negligence or willful wrongful conduct of Landlord or its agents or contractors, (i) the Premises or any material portion thereof are unusable by Tenant as a result of the lack, for a period of more than three (3) consecutive Business Days following notice from Tenant of (I) water, sewer, electricity, heat, or air conditioning, or (II) the performance of repairs which Landlord is obligated to perform pursuant to Section 5.1.4, and (ii) Tenant shall, concurrently with the giving of such notice discontinue use of the Premises or the portion thereof which is unusable as a result thereof (other than for sporadic purposes such as salvage, security or retrieval of property), then the Annual Fixed Rent and Additional Rent on account of Taxes and Operating Costs shall be equitably abated for such portion of the Premises rendered unusable for the period commencing on the expiration of such three (3) Business Day period and ending on the earlier of the date that the Premises (or such portion) is rendered usable or the date Tenant returns to use the Premises other than for sporadic purposes. If more than fifty percent (50%) of the Premises is rendered unusable and if Tenant shall vacate the entire Premises, then the aforesaid abatement shall be a full abatement. Any notice from Tenant pursuant to the first sentence of this paragraph shall expressly state that the failure of Landlord to cure any claimed default timely shall give rise to Tenant's right of rent abatement.

         Landlord reserves the right temporarily (up to twenty-four (24) hours or longer in a bona fide emergency) to stop the services of the HVAC, plumbing, electrical or other mechanical systems or facilities in the Building when necessary from time to time by reason of accident or emergency, or for repairs, alterations, replacements or improvements which in the reasonable judgment of Landlord are desirable or necessary, until such repairs, alterations, replacements or improvements shall have been completed. Landlord shall use reasonable efforts to (i) give to Tenant at least three (3) business days' notice if service is to be stopped, except in cases of emergency, (ii) minimize any disruption or interference with Tenant's use of the Premises, and (iii) limit such disruption to a Saturday or Sunday or to times outside of the Normal Building Operating Hours, if reasonably possible.

         5.3. OUTSIDE SERVICES. In the event Tenant wishes to obtain services or to hire vendors relating to the Premises, Tenant shall first obtain the prior approval of Landlord, which approval shall not be unreasonably withheld or delayed, for the installation and/or utilization of such services or vendors. ("OUTSIDE SERVICES" shall include, but shall not be limited to, utility providers, security services, moving facilities, equipment installers, catering services and the like). Notwithstanding any Landlord approval of the installation and/or utilization of such services or vendors, such installation and utilization shall be at Tenant's sole cost, risk and expense.

         5.4. ACCESS TO BUILDING. During Normal Building Operating Hours, the Building shall, subject to the provisions of Section 5.2, be open and access to the Premises shall be freely available, subject to the Rules and Regulations. During periods other than Normal Building Operating Hours, Tenant shall have access to the Premises, but such access shall also be subject to the Rules and Regulations. Tenant acknowledges that Tenant is responsible for providing security to the Premises following Tenant's entry onto the Premises for any reason and for its own personnel whenever located therein. Subject to the foregoing, Landlord shall, at all times, retain the right to control and prevent such access by all persons whose presence, in the sole discretion of Landlord, may jeopardize the safety, protection, character, reputation and interests of the Building and its tenants or occupants. Landlord shall in no case be liable for damages resulting from any error with regard to the admission or exclusion of any person from the Building.

                                   ARTICLE 6.

                          Tenant's Additional Covenants

         6.1. AFFIRMATIVE COVENANTS.  Tenant shall do the following:

               6.1.1 PERFORM OBLIGATIONS. Tenant shall perform promptly all of the obligations of Tenant set forth in this Lease; and pay when due the Annual Fixed Rent and Additional Rent and all other amounts which by the terms of this Lease are to be paid by Tenant.

               6.1.2 USE. Tenant shall, during the term of this Lease, use the Premises only for the Permitted Uses and from time to time to procure and maintain all licenses and permits necessary therefor and for any other use or activity conducted at the Premises, at Tenant's sole expense. The Permitted Uses shall expressly exclude use for utility company offices, or employment agency or governmental or quasi-governmental offices.

               6.1.3 REPAIR AND MAINTENANCE. Tenant shall, during the term of this Lease, maintain the Premises in neat and clean order and condition and perform all repairs to the Premises and all fixtures, systems, and equipment therein (including Tenant's equipment and other personal property and any HVAC equipment serving all or any portion of the Premises to the exclusion of any other space in the Building ("SEPARATE HVAC EQUIPMENT"), provided such Separate HVAC Equipment is reasonably accessible to Tenant) as are necessary to keep them in good and clean working order, appearance and condition, reasonable use and wear thereof and damage by fire or by unavoidable casualty only excepted and shall replace any damaged or broken glass in windows and doors of the Premises (except glass in the exterior walls of the Building) with glass of the same quality as that damaged or broken.

               6.1.4 COMPLIANCE WITH LAW. Tenant shall, during the term of this Lease, make all repairs, alterations, additions or replacements to the Premises required by any law or ordinance or any order or regulation of any public authority; keep the Premises safe and equipped with all safety appliances so required; and comply with, and perform all repairs, alterations, additions or replacements required by, the orders and regulations of all governmental authorities with respect to zoning, building, fire, health and other codes, regulations, ordinances or laws applicable to the Premises or applicable to the Premises or other portions of the Property and arising out of any use being conducted in or on the Premises or arising out of any work performed by Tenant, except that Tenant may (but only so long as (i) Landlord shall not be subject to any fine or charge, (ii) neither the Property nor any portion thereof shall be subject to being condemned or vacated and (iii) neither the Property nor any portion thereof shall be subject to any lien or encumbrance) defer compliance so long as the validity of any such law, ordinance, order or regulation shall be contested by Tenant in good faith and by appropriate legal proceedings, if Tenant first gives Landlord assurance or security against any loss, cost or expense on account thereof in form and amount acceptable to Landlord.

               6.1.5 INDEMNIFICATION. Tenant shall save Landlord harmless, and exonerate and indemnify Landlord from and against (i) any and all claims, liabilities or penalties asserted by or on behalf of any person, firm, corporation or public authority on account of nuisance or injury, death, damage or loss to person or property in or upon the Premises and/or the Property and (ii) any loss, cost, damage or expense incurred by Landlord (a) arising out of the use or occupancy of the Premises by Tenant or by any person claiming by, through or under Tenant (including, without limitation, all patrons, employees, contractors, vendors, suppliers, invitees and customers of Tenant), (b) arising out of labor disputes with Tenant's employees or strikes, picketing or other similar actions, or (c) on account of or based upon anything whatsoever done on or occurring in the Premises during the term of this Lease except (and then only to the extent not subject to the provisions of the last paragraph of Subsection 4.4.3) if the same were caused by the negligence or willful misconduct of Landlord, its agents, servants or employees. In respect of the matters set forth in clause (i), Tenant shall indemnify Landlord (and such others as are in privity of estate with Landlord) from and against all costs, expenses (including reasonable attorneys' fees), and liabilities incurred in or in connection with any such claim, action or proceeding brought thereon.

               6.1.6 LANDLORD'S RIGHT TO ENTER. Tenant shall, during the term of this Lease, permit Landlord and its agents and invitees to enter into and examine the Premises at reasonable times and to show the Premises to prospective lessees, lenders, partners and purchasers and others having a bonafide interest in the Premises, and to make such repairs, alterations and improvements and to perform such testing and investigation as Landlord shall reasonably determine to make or perform, and, during the last six (6) months prior to the expiration of this Lease, to keep affixed in suitable places notices of availability of the Premises. In exercising its rights hereunder, Landlord shall minimize interference with Tenant's operations in the Premises to the extent reasonably possible.

               6.1.7 PERSONAL PROPERTY AT TENANT'S RISK. Tenant shall, during the term of this Lease keep, at the sole risk and hazard of Tenant, all of the furnishings, fixtures, equipment, effects and property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant which may be on the Property, and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft or from any other cause, Tenant shall hold harmless and indemnify Landlord from and against any and all injury, loss, damage or liability to Tenant or to any other person or entity arising out of said loss or damage.

               6.1.8 PAYMENT OF LANDLORD'S COST OF ENFORCEMENT. Tenant shall pay within thirty (30) days following written demand Landlord's expenses, including reasonable attorneys' fees, incurred in enforcing any obligation of Tenant under this Lease or in curing any default by Tenant under this Lease as provided in Section 8.4.

               6.1.9 YIELD UP. Tenant shall, at the expiration or earlier termination of the term of this Lease, surrender all keys to the Premises; remove all of its trade fixtures and personal property in the Premises; remove such installations made (or if applicable, restore any items removed) by it as Landlord may request and all Tenant's signs wherever located; repair all damage caused by such removal (excluding minor nail or screw holes) and yield up the Premises (including all installations and improvements made by Tenant except for trade fixtures and such of said installations or improvements as Landlord shall request Tenant to remove), broom clean and in the same good order and repair in which Tenant is obliged to keep and maintain the Premises by the provisions of this Lease, reasonable wear and tear excepted. Any property not so removed shall be deemed abandoned and may be removed and disposed of by Landlord in such manner as Landlord shall determine and Tenant shall pay Landlord the reasonable cost and expense incurred by it in effecting such removal and disposition and in making any incidental repairs and replacements to the Premises and for use and occupancy during the period after the expiration or earlier termination of the term of this Lease and prior to the performance by Tenant of its obligations under this subsection 6.1.9. Tenant shall further indemnify Landlord against all loss, cost and damage resulting from Tenant's failure or delay in surrendering the Premises as above provided.

               6.1.10 RULES AND REGULATIONS. Tenant shall, during the term of this Lease, observe and abide by the Rules and Regulations of the Building set forth as Exhibit B, as the same may from time to time be amended, revised or supplemented (the "RULES AND REGULATIONS"). Tenant shall further be responsible for compliance with the Rules and Regulations by the employees, servants, agents and visitors of Tenant. The failure of Landlord to enforce any of the Rules and Regulations against Tenant, or against any other tenant or occupant of the Building, shall not be deemed to be a waiver of such Rules and Regulations. Tenant shall be liable for all injuries or damages sustained by Landlord or by other tenants, occupants or invitees of the Building arising by reason of any breach of the Rules or Regulations by Tenant or by Tenant's agents or employees.

               6.1.11 ESTOPPEL CERTIFICATE. Tenant shall, within ten (10) days' following written request by Landlord, execute, acknowledge and deliver to Landlord a statement in form satisfactory to Landlord in writing certifying, if true, that this Lease is unmodified and in full force and effect and that Tenant, to the best of Tenant's knowledge, information and belief, has no defenses, offsets or counterclaims against its obligations to pay the Annual Fixed Rent and Additional Rent and any other charges and to perform its other covenants under this Lease (or, if there have been any modifications, that the Lease is in full force and effect as modified and stating the modifications and, if there are any defenses, offsets or counterclaims, setting them forth in reasonable detail), the dates to which the Annual Fixed Rent and Additional Rent and other charges have been paid, and any other matter pertaining to this Lease. Any such statement delivered pursuant to this subsection 6.1.11 may be relied upon by any prospective purchaser or mortgagee of the Property, or any prospective assignee of such mortgage.

               6.1.12 LANDLORD'S EXPENSES FOR CONSENTS. Tenant shall reimburse Landlord, as Additional Rent, promptly on demand for all reasonable legal, engineering and other professional services expenses incurred by Landlord in connection with all requests by Tenant for consent or approval hereunder.

               6.1.13 FINANCIAL INFORMATION. Tenant shall, from and after the Date of this Lease and thereafter throughout the term of this Lease, provide Landlord with such information as to Tenant's financial condition and/or organizational structure as Landlord reasonably requires or the holder of any mortgage of the Property requires, within thirty days of request. Nothing in this provision shall be construed to require Tenant to obtain an audit or certified financial statement.

         6.2.  NEGATIVE COVENANTS.  Tenant shall not do the following.

               6.2.1 ASSIGNMENT AND SUBLETTING. Without Landlord's prior written consent, which may be withheld in Landlord's sole discretion except as hereinafter provided, Tenant shall not assign, mortgage, pledge, hypothecate, encumber or otherwise transfer this Lease or sublease (which term shall be deemed to include the granting of concessions and licenses and the like) all or any part of the Premises or suffer or permit this Lease or the leasehold estate hereby created or any other rights arising under this Lease to be assigned, transferred, mortgaged, pledged, hypothecated or encumbered, in whole or in part, whether voluntarily, involuntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant, or the Premises to be offered or advertised for assignment or subletting.

         Any transfer of fifty percent (50%) or more of the stock or partnership or beneficial interests or other evidences of ownership of Tenant or the issuance of additional stock or partnership or beneficial interests or other indicia of ownership in Tenant or any transactions pursuant to which Tenant is merged, reorganized or consolidated with another entity or pursuant to which all or substantially all of Tenant's assets are transferred to any other entity shall be deemed to be an assignment of this Lease; provided, however, that any transaction pursuant to which Tenant is merged, reorganized or consolidated with another entity or pursuant to which all or substantially all of Tenant's assets are transferred shall not be deemed a prohibited assignment, if (w) after any such transaction or transfer, the successor to Tenant or the transferee of or successor to any of Tenant's rights hereunder has a tangible net worth computed in accordance with generally accepted accounting principles at least equal to the greater of (1) the net worth of Tenant immediately prior to such merger, consolidation or transfer, or (2) the net worth of Tenant herein named on the Date of this Lease, (x) proof of such net worth, as evidenced by certified financial statements prepared by a certified public accountant or by other information reasonably satisfactory to Landlord, shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction, (y) in the case of a sale of assets, proof satisfactory to Landlord shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transfer that substantially all of Tenant's assets shall be sold to such transferee, and
(z) the assignee, transferee or successor agrees directly with Landlord, by written instrument in form satisfactory to Landlord, to be bound by all the terms of this Lease including, without limitation, the covenants contained in this Subsection; or if after any such transaction or transfer, the stock or other evidences of ownership of Tenant is publicly traded on a recognized, U.S. securities exchange and the requirements of clauses (y) and (z) above are satisfied. In addition, Tenant may, upon not less than ten (10) days prior notice to Landlord, sublease all or any portion of the Premises to any entity which controls, is controlled by or is under common control with the Tenant identified in Section 1.1 (such entity being an "AFFILIATE"). Any sublease to an Affiliate shall, at Landlord's election, be terminated if the subtenant shall cease to be an Affiliate, and any sublease shall so provide.
The term "CONTROL" shall mean the ownership, directly or indirectly, of more than fifty percent (50%) of the outstanding voting stock of a corporation or other equity interest if Tenant is not a corporation.

         In the event Tenant intends to enter into a sublease or assignment of the Lease with a party who is not an Affiliate, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed transaction, copies of the proposed documentation, and the following information about the proposed subtenant or assignee ("TRANSFEREE"): (i) name and address,
(ii) reasonably complete information about its business and business history,
(iii) its proposed use of the Premises, (iv) banking, financial and other credit information , and (v) general references sufficient to enable Landlord to determine the proposed Transferee's creditworthiness and character. Landlord shall not unreasonably withhold its consent to any assignment or subletting as to which it does not elect to exercise its rights pursuant to the following paragraph, provided that the proposed Transferee (i) is creditworthy, (ii) does not have a bad reputation in the business community, (iii) shall not use the Premises for a purpose or in a manner which is inconsistent with Landlord's commitments to other tenants in the Building, (iv) shall not cause an increase in Operating Costs, and (v) is not another occupant of the Building; otherwise, Landlord may withhold its consent in its sole discretion. Tenant shall reimburse Landlord promptly upon request for its reasonable attorneys fees incurred in connection with considering any request for consent to a subletting or assignment. If Landlord consents to a proposed subletting or assignment, then the proposed Transferee shall deliver to Landlord a written agreement whereby its expressly assumes Tenant's obligations hereunder; however, any sublessee shall be liable only for obligations under this Lease that are properly allocable to the space subject to the subletting for the period of the subletting. Landlord's consent to any assignment or subletting shall not release Tenant from its obligations under this lease, but rather,

Tenant and the Transferee shall be jointly and severally liable therefor. Landlord's consent to any subletting or assignment shall not waive Landlord's rights as to any subsequent subletting or assignment.

         Landlord may, within thirty (30) days of submission of Tenant's written request for Landlord's consent to an assignment or subletting requiring Landlord's prior written consent, elect (i) to terminate the term of this Lease if Tenant intends to assign this Lease or to sublease more than fifty percent (50%) of the Premises for more than half of the remaining term of this Lease or
(ii) to exclude from the Premises, for the term of a proposed sublease, the portion thereof to be sublet by giving notice to Tenant of such election not later than thirty (30) days after receiving notice of such intent from Tenant. If Landlord shall give such notice within such thirty (30) day period, upon the later to occur of (a) the proposed date of commencement of such sublease or assignment, or (b) the date which is fifteen (15) days after Landlord's notice, the term of this Lease shall terminate or (as applicable), for the period expiring on the expiration date of such proposed sublease, the Premises shall be reduced to exclude the portion of the Premises intended for subletting, in which case Annual Fixed Rent and Tenant's Percentage shall be correspondingly reduced for such period. If Landlord terminates the term of this Lease as to all or any portion of the Premises, then the term of this Lease shall cease as of such date for such portion of the Premises.

         If this Lease is assigned or if the Premises or any part thereof are sublet (or occupied by any party other than Tenant and its employees) Landlord, after default by Tenant hereunder, may collect the rents from such assignee, subtenant or occupant, as the case may be, and apply the net amount collected to the Annual Fixed Rent and Additional Rent herein reserved, but no such collection shall be deemed a waiver of the provisions set forth in the first paragraph of this Subsection 6.2.1, the acceptance by Landlord of such assignee, subtenant or occupant, as the case may be, as a tenant, or a release of Tenant from the future performance by Tenant of its covenants, agreements or obligations contained in this Lease.

         Any sublease of all or any portion of the Premises shall provide that it is subject and subordinate to this Lease and to the matters to which this Lease is or shall be subject or subordinate, and that in the event of termination of this Lease or reentry or dispossession of Tenant by Landlord under this Lease, Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that neither Landlord nor any mortgagee of the Property, as holder of a mortgage or as Landlord under this Lease if such mortgagee succeeds to that position, shall (a) be liable for any act or omission of Tenant under such sublease, (b) be subject to any credit, counterclaim, offset or defense which theretofore accrued to such subtenant against Tenant, or
(c) be bound by any previous modification of such sublease or by any previous prepayment of more than one (1) month's rent, (d) be bound by any covenant of Tenant to undertake or complete any construction of the Premises or any portion thereof, (e) be required to account for any security deposit of the subtenant other than any security deposit actually received by Landlord, (f) be bound by any obligation to make any payment to such subtenant or grant any credits, (g) be responsible for any monies owing by Landlord to the credit of Tenant or (h) be required to remove any person occupying the Premises or any part thereof; and such sublease shall provide that the subtenant thereunder shall, at the request of Landlord, execute a suitable instrument in confirmation of such agreement to attorn. The provisions of this paragraph shall not be deemed a waiver of the provisions set forth in the first paragraph of this Subsection 6.2.1.

         Tenant shall not enter into, nor shall it permit any person having an interest in the possession, use, occupancy or utilization of any part of the Premises to enter into, any sublease, license, concession, assignment or other agreement for use, occupancy or utilization of the Premises (i) which provides for rental or other compensation based on the income or profits derived by any person or on any other formula such that any portion of such sublease rental, or other consideration for a license, concession, assignment or other occupancy agreement, would fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Internal Revenue Code or any similar or successor provision thereto, or would otherwise disqualify Landlord for treatment as a real estate investment trust under Sections 856-869 of the Internal Revenue Code, (ii) under which fifty percent (50%) or more of the total rent or other compensation received by Tenant is attributable to personal property or (iii) which would otherwise be subject to the prohibitions of
Section 406 of ERISA or result in imposition of any tax pursuant to Section 511 or Section 4975 of the Internal Revenue Code; and any such purported lease, sublease, license, concession or other agreement shall be absolutely void and ineffectual as a conveyance of any right or interest in the possession, use, occupancy or utilization of such part of the Premises.

         No subletting or assignment shall in any way impair the continuing primary liability of Tenant hereunder, and no consent to any subletting or assignment in a particular instance shall be deemed to be a waiver of the obligation to obtain the Landlord's written approval in the case of any other subletting or assignment. The joint and several liability of Tenant named herein and any immediate and remote successor in interest of Tenant (by assignment or otherwise), and the due performance of the obligations of this Lease on Tenant's part to be performed or observed, shall not in any way be discharged, released or impaired by any (a) agreement which modifies any of the rights or obligations of the parties under this Lease, (b) stipulation which extends the time within which an obligation under this Lease is to be performed, (c) waiver of the performance of an obligation required under this Lease, or (d) failure to enforce any of the obligations set forth in this Lease. No assignment, subletting or occupancy shall affect the Permitted Uses. Any subletting, assignment or other transfer of Tenant's interest in this Lease in contravention of this Subsection 6.2.1 shall be voidable at Landlord's option. Tenant shall not occupy any space in the Building (by assignment, sublease or otherwise) other than the Premises if Landlord advises Tenant, within forty-five (45) days after notice from Tenant that it proposes to occupy such other space in the Building, that Landlord has vacant space in the Building that is (or will be made by Landlord) reasonably comparable to such other space in terms of size and appearance, and that Landlord will make such space available to Tenant at the same Annual Fixed Rent and for the same period as such other space, but otherwise on the terms and conditions of this Lease. Tenant shall not take occupancy of any such other space without giving Landlord at least forty-five
(45) days prior written notice.

         If the rent and other sums (including, without limitation, all monetary payments plus the reasonable value of any services performed or any other thing of value given by any assignee or subtenant in consideration of such assignment or sublease), either initially or over the term of any assignment or sublease, payable by such assignee or subtenant (other than an Affiliate) on account of an assignment or sublease of all or any portion of the Premises exceed the sum of

Annual Fixed Rent plus Additional Rent called for hereunder with respect to the space assigned or sublet, Tenant shall pay to Landlord as Additional Rent fifty percent (50%) of such excess actually received by Tenant, (the "EXCESS INCOME"), payable monthly at the time for payment of Annual Fixed Rent. Nothing in this paragraph shall be deemed to abrogate the provisions of this Subsection 6.2.1 and Landlord's acceptance of any sums pursuant to this paragraph shall not, in and of itself, be deemed a granting of consent to any assignment or sublease.

               6.2.2 NUISANCE. Tenant shall not injure, deface or otherwise harm the Premises; nor commit any nuisance; nor permit in the Premises any vending machine (except such as is used for the sale of merchandise to employees of Tenant) or inflammable fluids or chemicals (except such as are customarily used in connection with standard office equipment); nor permit any cooking to such extent as requires special exhaust venting; nor permit the emission of any objectionable noise or odor; nor make, allow or suffer any waste; nor make any use of the Premises which is improper, offensive or contrary to any law or ordinance or which will invalidate or increase the premiums for any of Landlord's insurance or which is liable to render necessary any alteration or addition to the Building; nor conduct any auction, fire, "going out of business" or bankruptcy sales.

               6.2.3 FLOOR LOAD; HEAVY EQUIPMENT. Tenant shall not place a load upon any floor of the Premises exceeding the lesser of the floor load capacity which such floor was designed to carry or which is allowed by law. Landlord reserves the right to prescribe the weight and position of all heavy business machines and equipment, including safes, which shall be placed so as to distribute the weight. Business machines and mechanical equipment which cause vibration or noise shall be placed and maintained by Tenant at Tenant's expense in settings sufficient to absorb and prevent vibration, noise and annoyance. Tenant shall not move any safe, heavy machinery, heavy equipment, freight or fixtures into or out of the Premises without Landlord's prior consent which consent may include a requirement to provide insurance naming Landlord, and the holder of any mortgage affecting the Property, as additional insureds, in such amount as Landlord reasonably requires. If any such safe, machinery, heavy equipment, freight, or fixtures requires special handling, Tenant agrees to employ only persons holding a master rigger's license to do said work, and that all work in connection therewith shall comply with applicable laws and regulations. Any such moving shall be at the sole risk and hazard of Tenant and Tenant hereby agrees to exonerate, indemnify and save Landlord harmless against and from any liability, loss, injury, claim or suit resulting directly or indirectly from such moving. Tenant shall schedule such moving at such times as Landlord shall reasonably designate.

               6.2.4 ELECTRICITY. Tenant shall not connect to the electrical distribution system serving the Premises (i) a total load exceeding the lesser of the capacity of such system or the maximum load permitted from time to time under applicable governmental regulations or (ii) any fixtures, appliances or equipment other than telephone systems, dictation and transcription machines, photocopy, facsimile and shredding machines, personal computers, file servers, printers, scanners, modems and other customary computer peripherals, refrigerators, coffee makers, toasters, toaster ovens and microwave ovens, typewriters, calculators, adding machines, desk lamps, pencil sharpeners, clocks, and radios. The capacity of the electrical distribution system serving the Premises shall be the lesser of (i) the capacity of the branch of the system serving the Premises exclusively or (ii) the allocation to the Premises of the capacity of the system serving the entire Building, Landlord and Tenant agreeing that such capacity shall be allocated equally over the entire rentable area of the Building.

               6.2.5 INSTALLATION, ALTERATIONS OR ADDITIONS. Tenant shall not make any installations, alterations or additions in, to or on the Premises nor to permit the making of any holes in the ceilings or floors without on each occasion obtaining the prior consent of Landlord, and then only pursuant to plans and specifications approved by Landlord in advance in each instance. All work to be performed to the Premises by Tenant shall (i) be performed in a good and workmanlike manner by contractors approved in advance by Landlord and in compliance with the provisions of Exhibit C and all applicable zoning, building, fire, health and other codes, regulations, ordinances and laws,
(ii) be made at Tenant's sole cost and expense and at such times and in such a manner as Landlord may from time to time designate, and (iii) become part of the Premises and the property of Landlord without being deemed additional rent for tax purposes, Landlord and Tenant agreeing that Tenant shall be treated as the owner for tax purposes until the expiration or earlier termination of the term hereof, subject to Landlord's rights pursuant to
Section 6.1.7 to require Tenant to remove the same at or prior to the expiration or earlier termination of the term hereof, and, subject to Tenant's right to remove any trade fixtures, equipment or other personal property installed and owned by Tenant, provided that Tenant repairs any damage to the Premises caused by such removal (excluding minor nail or screw holes and reasonable wear and tear). Tenant shall pay promptly when due the entire cost of any work to the Premises so that the Premises, Building and Property shall at all times be free of liens for labor and materials, and, at Landlord's request, Tenant shall furnish to Landlord a bond or other security acceptable to Landlord assuring that any such work will be completed in accordance with the plans and specifications theretofore approved by Landlord and assuring that the Premises will remain free of any mechanics' lien or other encumbrances that may arise out of such work. Prior to the commencement of any such work, and throughout and until completion thereof, Tenant shall maintain, or cause to be maintained, the insurance required by Exhibit D, all with coverage limits as stated therein or such higher limits as shall be reasonably required by Landlord. In addition, Tenant shall save Landlord harmless and indemnified from all injury, loss, claims or damage to any person or property occasioned by or arising out of such work. Whenever and as often as any mechanic's or materialmen's lien shall have been filed against the Property based upon any act of Tenant or of anyone claiming through Tenant, Tenant shall within seven (7) days of notice from Landlord to Tenant take such action by bonding, deposit or payment as will remove or satisfy the lien.

         In the event that Landlord or any of its agents, employees or contractors manage any installations, alterations or additions in, to or on the Premises at Tenant's request (other than Landlord's Work, if any, in connection with the initial preparation of the Premises for Tenant's occupancy), Tenant shall pay to Landlord, promptly upon the completion of such work, an administrative fee (the "ADMINISTRATIVE FEE") in an amount equal to ten percent (10%) of the entire cost of such work. Notwithstanding the foregoing, Tenant shall not be required to pay the Administrative Fee for merely seeking Landlord's consent to any such work although Tenant shall pay any third party expenses related to Landlord's consent.

         Tenant shall not, at any time, directly or indirectly, employ or permit the employment of any contractor, mechanic or laborer in the Premises, if such employment will interfere or cause any conflict with other contractors, mechanics or laborers engaged in the construction, maintenance or operation of the Building by Landlord, Tenant or others. In the event of any such interference or conflict, Tenant, upon demand of Landlord, shall cause all contractors, mechanics or laborers causing such interference or conflict to leave the Building immediately.

               6.2.6 ABANDONMENT. Tenant shall not abandon or vacate the Premises during the term.

               6.2.7 SIGNS. Tenant shall not paint or place any signs or place any curtains, blinds, shades, awnings, aerials, or the like, visible from outside the Premises. Landlord shall not unreasonably withhold consent for signs or lettering on or adjacent to the entry doors to the Premises provided such signs conform to building standards adopted by Landlord and Tenant has submitted to Landlord a plan or sketch of the sign to be placed on such entry doors. Landlord agrees, however, to maintain a tenant directory in the lobby of the Building in which will be placed Tenant's name and the location of the Premises in the Building.

               6.2.8 OIL AND HAZARDOUS MATERIALS. Tenant shall not introduce on or transfer to the Premises or Property, any Hazardous Materials (as hereinafter defined); nor dump, flush or otherwise dispose of any Hazardous Materials into the drainage, sewage or waste disposal systems serving the Premises or Property; nor generate, store, use, release, spill or dispose of any Hazardous Materials in or on the Premises or the Property, or to transfer any Hazardous Materials from the Premises to any other location; and Tenant shall not commit or suffer to be committed in or on the Premises or Property any act which would require any reporting or filing of any notice with any governmental agency pursuant to any statutes, laws, codes, ordinances, rules or regulations, present or future, applicable to the Property or to Hazardous Materials. This paragraph shall not prohibit Tenant from using minimal quantities of cleaning fluids, photocopy toner and other products or substances which may constitute Hazardous Materials, but which are customarily present in or about premises devoted to first-class administrative office uses or medical offices providing ophthalmological laser surgery and related ophthalmological service, provided (i) that such use, including storage and disposal thereof, by Tenant is in strict compliance with all Environmental Laws and the manufacturer's instructions and recommendations for the safe use and disposal of such products, and (ii) Tenant follows the highest recognized standard of care with respect to the use and disposal of such products.

         Tenant agrees that if Tenant or any of Tenant's employees, agents, contractors or invitees shall generate, store, release, spill, dispose of or transfer to the Premises or Property any Hazardous Materials, Tenant shall forthwith remove the same, at its sole cost and expense, in the manner provided by all applicable Environmental Laws (as hereinafter defined), regardless of when such Hazardous Materials shall be discovered. Furthermore, Tenant shall pay any fines, penalties or other assessments imposed by any governmental agency with respect to any such Hazardous Materials and shall forthwith repair and restore any portion of the Premises or Property which it shall disturb in so removing any such Hazardous Materials to the condition which existed prior to Tenant's disturbance thereof.

         Tenant agrees to deliver promptly to Landlord any notices, orders or similar documents received from any governmental agency or official concerning any violation of any Environmental Laws or with respect to any Hazardous Materials affecting the Premises or Property. In addition, Tenant shall, within ten (10) days of receipt, accurately complete any questionnaires from Landlord or other informational requests relating to Tenant's use of the Premises and, in particular, to Tenant's use, generation, storage and/or disposal of Hazardous Materials at, to, or from the Premises.

         Tenant shall indemnify, defend (by counsel satisfactory to Landlord), protect, and hold Landlord free and harmless from and against any and all claims, or threatened claims, including without limitation, claims for death of or injury to any person or damage to any property, actions, administrative proceedings, whether formal or informal, judgments, damages, punitive damages, liabilities, penalties, fines, costs, taxes, assessments, forfeitures, losses, expenses, attorneys' fees and expenses, consultant fees, and expert fees that arise from or are caused in whole or in part, directly or indirectly, by (i) use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of Hazardous Materials to, in, on, under, about or from the Premises by Tenant or Tenant's employees, agents, contractors or invitees, or (ii) Tenant's failure or the failure of any of Tenant's employees, agents or contractors to comply with any Environmental Laws. Tenant's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs (including, without limitation, capital, operating and maintenance costs) incurred in connection with any investigation or monitoring of site conditions, repair, cleanup, containment, remedial, removal or restoration work, or detoxification or decontamination of the Premises, and the preparation and implementation of any closure, remedial action or other required plans in connection therewith. For purposes of this Section 6.2.8, any acts or omissions of Tenant, or by employees, agents, assignees, contractors or subcontractors of Tenant or others acting for or on behalf of Tenant (whether or not they are negligent, intentional, willful or unlawful) shall be attributable to Tenant.

         The term "HAZARDOUS MATERIALS" shall mean and include any oils, petroleum products, asbestos, radioactive, biological, medical or infectious wastes or materials, and any other toxic or hazardous wastes, materials and substances which are defined, determined or identified as such in any Environmental Laws, or in any judicial or administrative interpretation of Environmental Laws.

         "ENVIRONMENTAL LAWS" shall mean any and all federal, state and municipal statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, codes, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, medical, biological, infectious, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, medical, biological, infectious, toxic or hazardous substances or wastes or the cleanup or other remediation thereof.

                                   ARTICLE 7.

                               Casualty or Taking

         7.1. TERMINATION. In the event that the Premises or the Property, or any material part thereof shall be destroyed or damaged by fire or casualty, shall be taken by any public authority or for any public use or shall be condemned by the action of any public authority, then this Lease may be terminated at the election of Landlord. Such election, which may be made notwithstanding the fact that Landlord's entire interest may have been divested, shall be made by the giving of notice by Landlord to Tenant within sixty (60) days after the date of the taking or casualty.

         In addition, in the event that (i) at least twenty five percent (25%) of the Premises is damaged by fire or other casualty to such an extent that repair of the same in the ordinary course could not be expected to be completed, or is not actually substantially completed, within nine (9) months of the fire or other casualty, or (ii) at least twenty five percent (25%) of the Premises is taken by any exercise of eminent domain for all or substantially all of the remaining term of the Lease, then in either case Tenant shall have the right to terminate the term of this Lease by giving notice of its desire to do so to Landlord. In the case of a casualty, such notice must be given within thirty
(30) days after such damage or the expiration of such nine-month period. In the case of a taking such notice must be given within thirty days after such taking. Provided Tenant is entitled to give such notice as herein provided, then on the date thirty (30) days after the giving of such notice, the term of this Lease shall terminate with the same force and effect as if such date were the date on which the term of this lease were scheduled to expire by effluxion of time. Notwithstanding the foregoing to the contrary, Tenant shall have no right to terminate the term of this Lease due to a fire or other casualty if the cause thereof was due to the negligence or wrongful conduct of Tenant or any agent, employee or invitee of Tenant or any sublessee or other occupant permitted on the Premises by Tenant.

         7.2. RESTORATION. If neither Landlord nor Tenant elects to so terminate the term of this Lease, this Lease shall continue in force and (so long as the damage is not caused by the negligence or other wrongful act of Tenant or its employees, agents, contractors or invitees) a just proportion of the Annual Fixed Rent reserved, according to the nature and extent of the damages sustained by the Premises, shall be suspended or abated until the Premises (excluding any improvements to the Premises made by Tenant at Tenant's expense), or what may remain thereof, shall be put by Landlord in proper condition for use, which Landlord covenants to do with reasonable diligence to the extent permitted by the net proceeds of insurance recovered or damages awarded for such destruction, taking, or condemnation and subject to zoning and building laws or ordinances then in existence. "NET PROCEEDS OF INSURANCE RECOVERED OR DAMAGES AWARDED" refers to the gross amount of such insurance or damages actually made available to Landlord (and not retained by any Superior Lessor or Superior Mortgagee) less the reasonable expenses of Landlord incurred in connection with the collection of the same, including without limitation, fees and expenses for legal and appraisal services.

         7.3. AWARD. Irrespective of the form in which recovery may be had by law, all rights to damages or compensation shall belong to Landlord in all cases. Tenant hereby grants to Landlord all of Tenant's rights to such damages and covenants to deliver such further assignments thereof as Landlord may from time to time request. Nothing contained herein shall be construed to prevent Tenant from prosecuting in any condemnation proceedings a claim for relocation expenses or other compensable damage, provided that such action shall not affect the amount of compensation otherwise recoverable by Landlord from the taking authority.

                                   ARTICLE 8.

                                    Defaults

         8.1. DEFAULT OF TENANT. (a) (I) If Tenant shall default in its obligations to pay the Annual Fixed Rent or Additional Rent or any other charges under this Lease when due or shall default in complying with its obligations under Subsection 6.1.11 of this Lease and if any such default shall continue for ten (10) days after notice from Landlord designating such default, or (II) if as promptly as possible but in any event within thirty
(30) days after notice from Landlord to Tenant specifying any default or defaults other than those set forth in clause (I) Tenant has not cured the default or defaults so specified; or (b) if any assignment shall be made by Tenant or any guarantor of Tenant for the benefit of creditors; or (c) if Tenant's leasehold interest shall be taken on execution; or (d) if a involuntary lien or other involuntary encumbrance shall be filed against Tenant's leasehold interest or Tenant's other property, including said leasehold interest, or against the property of any guarantor of Tenant, and shall not be discharged or a bond obtained in lieu of discharge within ten
(10) days thereafter; or (e) if a petition shall be filed by Tenant or any guarantor of Tenant for liquidation, or for reorganization or an arrangement under any provision of any bankruptcy law or code as then in force and effect; or (f) if an involuntary petition under any of the provisions of any bankruptcy law or code shall be filed against Tenant or any guarantor of Tenant and such involuntary petition shall not be dismissed within thirty
(30) days thereafter; or (g) if a custodian or similar agent shall be authorized or appointed to take charge of all or substantially all of the assets of Tenant or any guarantor of Tenant; or (h) if Tenant or any guarantor of Tenant dissolves or shall be dissolved or shall liquidate or shall adopt any plan or commence any proceeding, the result of which is intended to include dissolution or liquidation; or (i) if any order shall be entered in any proceeding by or against Tenant or any guarantor of Tenant decreeing or permitting the dissolution of Tenant or any guarantor of Tenant or the winding up of its affairs; or (j) if Tenant shall fail to pay any installment of Annual Fixed Rent or Additional Rent when due, Tenant shall cure such default within the grace period provided in clause (a) (I) above (or with Landlord's approval after the expiration of such grace period) and Tenant shall, within the next year following the date such initial defaulted payment was first due, fail more than twice to pay any installment of Annual Fixed Rent or Additional Rent when due, then, and in any of such cases indicated in clauses (a) through (j) hereof (collectively and individually, a "DEFAULT OF TENANT"), Landlord and the agents and servants of Landlord lawfully may, in addition to and not in derogation of any remedies for any preceding breach of covenant, immediately or at any time thereafter mail a notice of termination addressed to Tenant, and repossess the same as of Landlord's former estate and expel Tenant and those claiming through or under Tenant and remove its and their effects without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used for arrears of rent or prior breach of covenant, and upon such entry or mailing as aforesaid the term of this Lease shall terminate, and Landlord may store Tenant's effects, and those of any person claiming through or under Tenant, at the expense and risk of Tenant, and, if Landlord so elects, may sell or otherwise dispose of such effects at public auction or private sale or otherwise and apply the net proceeds (if any) to the payment of all sums due to Landlord from Tenant, if any, and pay over the balance, if any, to Tenant.

         8.2. REMEDIES IN EVENT OF TERMINATION. In the event of any termination pursuant to Section 8.1, Tenant shall pay the Annual Fixed Rent, Additional Rent and other charges payable hereunder up to the time of such termination, and thereafter, Tenant, until the end of what would have been the term of this Lease in the absence of such termination and whether or not the Premises shall have been re-let, shall be liable to Landlord for, and shall pay to Landlord, as current damages, the Annual Fixed Rent, Additional Rent and other charges which would be payable hereunder for the remainder of the term of this Lease if such termination had not occurred, less the net proceeds, if any, of any reletting of the Premises, after deducting all expenses in connection with such reletting ("RELETTING COSTS"), including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, advertising, expenses of employees, alteration costs, the value of any tenant inducements (including but without limitation free rent, moving costs, and contributions toward leasehold improvements) and expenses of preparation for such reletting. Tenant shall pay such current damages to Landlord monthly on the days on which the Annual Fixed Rent would have been payable hereunder if the term of this Lease had not been terminated.

         At any time after such termination, whether or not Landlord shall have collected any such current damages, as liquidated final damages and in lieu of all such current damages beyond the date of such demand, at Landlord's election Tenant shall pay to Landlord either (i) an amount equal to the excess, if any, of (x) the Annual Fixed Rent, Additional Rent and other charges as hereinbefore provided which would be payable hereunder from the date of such demand (assuming that, for the purposes of this paragraph, annual payments by Tenant on account of Taxes and Operating Costs would be the same as payments required for the immediately preceding twelve calendar months, or if lesser than twelve calendar months have expired since the Commencement Date, the payments required for such lesser period projected to an annual amount) for what would be the then unexpired term of this Lease if the same remained in effect, discounted to present value at a discount rate selected by Landlord in its sole but reasonable discretion, over (y) the then fair net rental value of the Premises for the same period, discounted to present value at a discount rate selected by Landlord in its sole but reasonable discretion or (ii) an amount equal to the lesser of (x) the Annual Fixed Rent, Additional Rent and other charges that would have been payable for the balance of the term of this Lease had it not been terminated or
(y) the aggregate of the Annual Fixed Rent, Additional Rent and other charges accrued in the six (6) months ended next prior to such termination (without reduction for any rent abatement) except that in the event the term of this Lease is so terminated prior to the expiration of the first six calendar months, the liquidated damages which Landlord may elect to recover pursuant to clause
(ii) (y) of this paragraph shall be calculated as if such termination had occurred on the last day of the sixth calendar month after the Commencement Date and there had been no rental abatement. Nothing contained in this Lease shall, however, limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater than, equal to, or less than the amount of the loss or damages referred to above.

         8.3. OTHER REMEDIES. In the event of any Default of Tenant and at any time prior to Landlord's election to terminate the term of this Lease, Landlord may change the locks of the Premises without Tenant's consent, whereupon Landlord shall post a notice on the door of the Premises informing Tenant where a new key may be obtained. Landlord shall, however, be under no obligation to furnish Tenant with a new key for the Premises unless and until Tenant has cured the Default of Tenant and Tenant waives any and all duties and/or liabilities imposed upon Landlord by Section 93.002 of the Texas Property Code. In the event of any Default of Tenant at any time prior to Landlord's election to terminate the term of this Lease, Landlord may terminate Tenant's right to possession of the Premises, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying any portion of the Premises, by force if necessary, without being liable for prosecution or any claim for damages therefor, and without terminating the Lease. Landlord shall make reasonable efforts to relet the Premises and receive the rent therefor as provided in Section 8.4. In the event of such election by Landlord, Tenant shall pay to Landlord within ten (10) days after written notice by Landlord, as liquidated damages, sums equivalent to the Annual Fixed Rent and Additional Rent reserved hereunder less the proceeds of reletting, if any, or, at Landlord's option, upon notice to Tenant, Landlord may demand and Tenant shall become immediately liable to Landlord for the amount by which the Annual Fixed Rent and Additional Rent that would be payable by Tenant during the unexpired balance of the term of this Lease, discounted to present value at a discount rate selected by Landlord in its sole but reasonable discretion, exceeds the fair market value of the Premises as of the time of the Default of Tenant for such balance of the term of this Lease, , discounted to present value at a discount rate selected by Landlord in its sole but reasonable discretion. Tenant shall also pay within ten (10) days after notice, any amounts expended or incurred by Landlord for Reletting Costs. If Tenant's right to possession of the Premises is terminated, Tenant shall nonetheless remain liable (in addition to accrued liabilities) to the extent legally permissible for the Annual Fixed Rent and Additional Rent and all other charges Tenant would have been required to pay until the date this Lease would have expired had such termination of Tenant's right to possession of the Premises not occurred. Landlord shall have the right, at its option, to recover sums due hereunder through litigation or otherwise from time to time on one or more occasions without being obligated to wait until the expiration of the term of this Lease before filing suit. Notwithstanding Landlord's exercise of the remedy set forth in this Section 8.3, Landlord shall have the continuing right, at its option, to terminate the term of this Lease in accordance with Section 8.1 and to recover any amounts provided in
Section 8.2.

         8.4. RELETTING. In case of any Default of Tenant and termination of Tenant's right to possession of the Premises or termination of the term of this Lease, Landlord shall make reasonable efforts to relet the Premises. Landlord may (i) relet the Premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the term of this Lease and may grant concessions or free rent to the extent that Landlord considers, in its reasonable business judgment, advisable and necessary to relet the same and
(ii) may make such reasonable alterations, repairs and decorations in the Premises as Landlord in its sole judgment considers advisable and necessary for the purpose of reletting the Premises; and the making of such alterations, repairs and decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. In the event of a Default by Tenant, Landlord shall use reasonable efforts to mitigate damages, to the extent required by law. To the fullest extent permitted by law, Tenant hereby expressly waives any and all rights of redemption granted under any present or future laws in the event of Tenant being evicted or dispossessed, or in the event of Landlord obtaining possession of the Premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease.

         8.5. REMEDIES CUMULATIVE. Except as expressly provided otherwise in
Section 8.2, any and all rights and remedies which Landlord may have under this Lease, and at law and equity (including without limitation actions at law for direct, indirect, special and consequential (foreseeable and unforeseeable) damages, for Tenant's failure to comply with its obligations under this Lease shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time insofar as permitted by law.

         8.6. LANDLORD'S RIGHT TO CURE DEFAULTS. At any time with or without notice, Landlord shall have the right, but shall not be required, to pay such sums or do any act which requires the expenditure of monies which may be necessary or appropriate by reason of the failure or neglect of Tenant to comply with any of its obligations under this Lease (irrespective of whether the same shall have ripened into a Default of Tenant), and in the event of the exercise of such right by Landlord, Tenant agrees to pay to Landlord within thirty (30) days after demand, as Additional Rent, all such sums including reasonable attorneys fees, together with interest thereon at a rate (the "DEFAULT RATE") equal to the lesser of 6% over the Prime Rate or the maximum rate allowed by law. "PRIME RATE" shall mean a rate of interest, determined daily, which is two (2) percentage points above the 14-day moving average closing trading price of 90-day Treasury Bills.

         8.7. HOLDING OVER. Any holding over by Tenant after the expiration or early termination of the term of this Lease shall be treated as a daily tenancy at sufferance at a rate equal to one hundred and fifty percent (150%) of the Annual Fixed Rent in effect immediately prior to the expiration or earlier termination of the term plus Additional Rent and other charges herein provided (prorated on a daily basis). Tenant shall also pay to Landlord all damages, direct and/or consequential (foreseeable and unforeseeable), sustained by reason of any such holding over. Otherwise, all of the covenants, agreements and obligations of Tenant applicable during the term of this Lease shall apply and be performed by Tenant during such period of holding over as if such period were part of the term of this Lease.

         8.8. EFFECT OF WAIVERS OF DEFAULT. Any consent or permission by Landlord or Tenant to any act or omission by the other shall not be deemed to be consent or permission by Landlord to any other similar or dissimilar act or omission and any such consent or permission in one instance shall not be deemed to be consent or permission in any other instance.

         8.9. NO WAIVER, ETC. The failure of Landlord or Tenant to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease shall not be deemed a waiver of such violation nor prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed to have been a waiver of such breach by Landlord, or by Tenant, unless such waiver be in writing signed by the party to be charged. No consent or waiver, express or implied, by Landlord or Tenant to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

         8.10. NO ACCORD AND SATISFACTION. No acceptance by Landlord of a lesser sum than the Annual Fixed Rent, Additional Rent or any other charge then due shall be deemed to be other than on account of the earliest installment of such rent or charge due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent or other charge be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided.

                                   ARTICLE 9.

                                Rights of Holders

         9.1. RIGHTS OF MORTGAGEES OR GROUND LESSOR. This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate to any ground or master lease, and all renewals, extensions, modifications and replacements thereof, and to all mortgages, which may now or hereafter affect the Building or the Property and/or any such lease, whether or not such mortgages shall also cover other lands and/or buildings and/or leases, to each and every advance made or hereafter to be made under such mortgages, and to all renewals, modifications, replacements and extensions of such leases and such mortgages and all consolidations of such mortgages. This Section shall be self-operative and no further instrument of subordination shall be required.
In confirmation of such subordination, Tenant shall promptly execute, acknowledge and deliver any instrument that Landlord, the lessor under any such lease or the holder of any such mortgage or any of their respective successors in interest may reasonably request to evidence such subordination. Any lease to which this Lease is subject and subordinate is herein called "SUPERIOR LEASE" and the lessor of a Superior Lease or its successor in interest, at the time referred to, is herein called "SUPERIOR LESSOR"; and any mortgage to which this Lease is subject and subordinate, is herein called "SUPERIOR MORTGAGE" and the holder of a Superior Mortgage is herein called "SUPERIOR MORTGAGEE".

         If any Superior Lessor or Superior Mortgagee or the nominee or designee of any Superior Lessor or Superior Mortgagee shall succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed, or otherwise, then at the request of such party so succeeding to Landlord's rights (herein called "SUCCESSOR LANDLORD") and upon such Successor Landlord's written agreement to accept Tenant's attornment, Tenant shall attorn to and recognize such Successor Landlord as Tenant's landlord under this Lease and shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence such attornment. Upon such attornment, this Lease shall continue in full force and effect as a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions and covenants as are set forth in this Lease, except that the Successor Landlord (unless formerly the landlord under this Lease) shall not be
(a) liable in any way to Tenant for any act or omission, neglect or default on the part of Landlord under this Lease, (b) responsible for any monies owing by or on deposit with Landlord to the credit of Tenant, (c) subject to any counterclaim or setoff which theretofore accrued to Tenant against Landlord, (d) bound by any modification of this Lease subsequent to such Superior Lease or Superior Mortgage, or by any previous prepayment of Annual Fixed Rent or Additional Rent for more than one (1) month, which was not approved in writing by the Successor Landlord, (e) liable to the Tenant beyond the Successor Landlord's interest in the Property, (f) responsible for the performance of any work to be done by Landlord under this Lease to render the Premises ready for occupancy by the Tenant, or (g) required to remove any person occupying the Premises or any part thereof, except if such person claims by, through or under the Successor Landlord. Tenant agrees at any time and from time to time to execute a suitable instrument in confirmation of Tenant's agreement to attorn, as aforesaid.

         9.2. MODIFICATIONS. If any Superior Lessor or Superior Mortgagee shall require any modification(s) of this Lease, Tenant shall, at Landlord's request, promptly execute and deliver to Landlord such instruments effecting such modification(s) as Landlord shall require, provided that such modification(s) do not adversely affect in any material respect any of Tenant's rights under this Lease. In addition, and notwithstanding Section
9.1 to the contrary, any Superior Lessor or Superior Mortgagee may, at its option, subordinate the Superior Lease or Superior Mortgage of which it is the lessor or holder to this Lease by giving Tenant ten (10) days prior written notice of such election, whereupon this Lease shall, irrespective of dates of execution, delivery and recording, be superior to such Superior Lease or Superior Mortgage and no other documentation shall be necessary to effect such change.

         9.3. SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT. At Tenant's request, Landlord shall use reasonable efforts (without the obligation to incur expense or liability in connection with such efforts) to obtain a so-called non-disturbance agreement from any such Superior Lessor or Superior Mortgagee which agreement may be in the form customarily used by such Superior Lessor or Superior Mortgagee, or if no such form exists, in any commercially reasonable form, subject to the conditions and limitations of Sections 9.1 and 9.2, provided, however, that if, despite such reasonable efforts, Landlord is unable to obtain such agreement, such failure shall not constitute a default by Landlord under this Lease. In addition, at Tenant's request, Landlord shall subordinate any lien, security interest or encumbrance of Landlord with respect to Tenant's business fixtures, equipment and other personal property in or about the Premises, whether statutory, contractual or arising by operation of law, to the lien, security interest or encumbrance of any lender or financier of such personal property, provided that Landlord shall not be obligated to honor Tenant's request if the request is made during a time when there exists a Default of Tenant (as defined in Section 8.1).

                                   ARTICLE 10.

                            Miscellaneous Provisions

         10.1. NOTICES. All notices, requests, demands, consents, approvals or other communications to or upon the respective parties hereto shall be in writing and delivered by hand or mailed by certified or registered mail, return receipt requested, or a nationally recognized courier service that provides a receipt for delivery such as Federal Express, United Parcel Service or U.S. Postal Service Express Mail and shall be effective on the date delivered (or the first date such delivery is attempted and refused) in writing to the party to which such notice, request, demand, consent, approval or other communication is required or permitted to be given or made under this Lease, addressed if intended for Landlord, to the Original Address of Landlord set forth in Section 1.1 of this Lease with a copy by regular mail to HUB Properties Trust, c/o REIT Management & Research, Inc., 400 Centre Street, Newton, MA 02458, Attention: Jennifer B. Clark (or to such other address or addresses as may from time to time hereafter be designed by Landlord by like notice); and if intended for Tenant, addressed to Tenant at the Original Address of Tenant set forth in Section 1.1 of this Lease (or to such other address or addresses as may from time to time hereafter be designated by Tenant by like notice). Notices from Landlord may be given by Landlord's attorney.

         10.2. QUIET ENJOYMENT; LANDLORD'S RIGHT TO MAKE ALTERATIONS, ETC. Landlord agrees that upon Tenant's paying the rent and performing and observing the agreements, conditions and other provisions on its part to be performed and observed, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises during the term hereof without any manner of hindrance or molestation from Landlord or anyone claiming under Landlord, subject, however, to the terms of this Lease; provided, however, Landlord reserves the right at any time and from time to time, without the same constituting breach of Landlord's covenant of quiet enjoyment or an actual or constructive eviction, and without Landlord incurring any liability to Tenant or otherwise affecting Tenant's obligations under this Lease, to make such changes, alterations, improvements, repairs or replacements in or to the interior and exterior of the Building (including the Premises, provided same do not permanently and materially (i) interfere with Tenant's use of the Premises for the permitted uses, or (ii) adversely affect the appearance of the Premises) and the fixtures and equipment thereof, and in or to the Property, or properties adjacent thereto, as Landlord may deem necessary or desirable, and to change (provided that there be no unreasonable obstruction of the right of access to the Premises by Tenant and that Landlord use commercially reasonable efforts to minimize, to the extent practical, any interference with the conduct of business at the Premises) the arrangement and/or location of entrances or passageways, doors and doorways, corridors, elevators, or other common areas of the Building and Property.

         Without incurring any liability to Tenant, Landlord may permit access to the Premises and open the same, whether or not Tenant shall be present, upon any demand of any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal or court officer Landlord reasonably believes is entitled to such access for the purpose of taking possession of, or removing, Tenant's property or for any other lawful purpose (but this provision and any action by Landlord hereunder shall not be deemed a recognition by Landlord that the person or official making such demand has any right or interest in or to this Lease, or in or to the Premises), or upon demand of any representative of the fire, police, building, sanitation or other department of the city, state or federal governments.

         10.3. LEASE NOT TO BE RECORDED. Tenant agrees that it will not record this Lease. Both parties shall, upon the request of either (and at the expense of the requesting party), execute and deliver a notice or short form of this Lease in such form, if any, as may be acceptable for recording with the land records of the governmental entity responsible for keeping such records for the city of Austin, Texas. In no event shall such document set forth the rent or other charges payable by Tenant pursuant to this Lease; and any such document shall expressly state that it is executed pursuant to the provisions contained in this Lease and is not intended to vary the terms and conditions of this Lease.

         10.4. ASSIGNMENT OF RENTS AND TRANSFER OF TITLE; LIMITATION OF LANDLORD'S LIABILITY. Tenant agrees that the assignment by Landlord of Landlord's interest in this Lease, or the rents payable hereunder, whether absolute or conditional in nature or otherwise, which assignment is made to the holder of a mortgage on property which includes the Premises, shall never be treated as an assumption by such holder of any of the obligations of Landlord hereunder unless such holder shall, by notice sent to Tenant, specifically otherwise elect and that, except as aforesaid, such holder shall be treated as having assumed Landlord's obligations hereunder (subject to the limitations set forth in Section 9.1) only upon foreclosure of such holder's mortgage and the taking of possession of the Premises.

         The term "LANDLORD", so far as covenants or obligations to be performed by Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of Landlord's interest in the Property, and in the event of any transfer or transfers of such title to said property, Landlord (and in case of any subsequent transfers or conveyances, the then grantor) shall be concurrently freed and relieved from and after the date of such transfer or conveyance, without any further instrument or agreement, of all liability with respect to the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed, it being intended hereby that the covenants and obligations contained in this Lease on the part of Landlord, shall, subject as aforesaid, be binding on Landlord, its successors and assigns, only during and in respect of their respective period of ownership of such interest in the Property. Notwithstanding the foregoing, in no event shall the acquisition of Landlord's interest in the Property by a purchaser which, simultaneously therewith, leases Landlord's entire interest in the Property back to Landlord or the seller thereof be treated as an assumption by operation of law or otherwise, of Landlord's obligations hereunder. Tenant shall look solely to such seller-lessee, and its successors from time to time in title, for performance of Landlord's obligations hereunder. The seller-lessee, and its successors in title, shall be the Landlord hereunder unless and until such purchaser expressly assumes in writing the Landlord's obligations hereunder.

         Tenant, its successors and assigns, shall not assert nor seek to enforce any claim for breach of this Lease against any of Landlord's assets other than Landlord's interest in the Property, and Tenant agrees to look solely to such interest for the satisfaction of any liability or claim against Landlord under this Lease, it being specifically agreed that in no event whatsoever shall Landlord ever be personally liable for any such liability. In addition, Landlord hereby notifies Tenant that the Declaration of Trust of HUB Properties Trust provides, and Tenant agrees, that no trustee, officer, director, general or limited partner, member, shareholder, beneficiary, employee or agent (including any person or entity from time to time engaged to supervise and/or manage the operation of Landlord) of Landlord shall be held to any liability, jointly or severally, for any debt, claim, demand, judgment, decree, liability or obligation of any kind (in tort, contract or otherwise) of, against or with respect to Landlord or arising out of any action taken or omitted for or on behalf of Landlord.

         10.5. LANDLORD'S DEFAULT. Landlord shall not be deemed to be in default in the performance of any of its obligations hereunder unless it shall fail to perform such obligations and such failure shall continue for a period of thirty (30) days or such additional time as is reasonably required to correct any such default after written notice has been given by Tenant to Landlord specifying the nature of Landlord's alleged default. Tenant shall have no right to terminate this Lease for any default by Landlord hereunder and no right, for any such default, to offset or counterclaim against any rent due hereunder. In no event shall Landlord ever be liable to Tenant for any punitive damages or for any loss of business or any other indirect, special or consequential damages suffered by Tenant from whatever cause. Tenant further agrees that if Landlord shall have failed to cure any such default within thirty (30) days of such notice to

Landlord (or if such default cannot be cured within said time, then within such additional time as may be necessary if within said thirty days Landlord has commenced and is diligently pursuing the remedies necessary to cure such default), then the holder(s) of any mortgage(s) or the lessor under any ground lease entitled to notice pursuant to Section 10.6 shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days any such holder or lessor has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

         Where provision is made in this Lease for Landlord's consent and Tenant shall request such consent and Landlord shall fail or refuse to give such consent, Tenant shall not be entitled to any damages for any withholding by Landlord of its consent, it being intended that Tenant's sole remedy shall be an action for specific performance or injunction, and that such remedy shall be available only in those cases where Landlord is expressly required not to withhold its consent unreasonably.

         10.6. NOTICE TO MORTGAGEE AND GROUND LESSOR. After receiving notice from any party that it holds a mortgage which includes the Premises as part of the mortgaged premises, or that it is the ground lessor under a lease with Landlord, as ground lessee, which includes the Premises as part of the demised premises, no notice from Tenant to Landlord shall be effective unless and until a copy of the same is given to such holder or ground lessor, and the curing of any of Landlord's defaults by such holder or ground lessor shall be treated as performance by Landlord.

         10.7. BROKERAGE. Tenant warrants and represents that it has dealt with no broker in connection with the consummation of this Lease, except Leonard Rodell of Rodell Interests, Inc., and in the event of any brokerage claims or lien against Landlord or the Property predicated upon or arising out of prior dealings with Tenant, Tenant agrees to defend the same and indemnify and hold Landlord harmless against any such claim, and to discharge any such lien.

         10.8. APPLICABLE LAW AND CONSTRUCTION. This Lease shall be governed by and construed in accordance with the laws of the state or district in which the Property is located and if any provisions of this Lease shall to any extent be invalid, the remainder of this Lease shall not be affected thereby. Tenant expressly acknowledges and agrees that Landlord has not made and is not making, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this Lease or in any other written agreement which may be made between the parties concurrently with the execution and delivery of this Lease and which shall expressly refer to this Lease. All understandings and agreements heretofore made between the parties are merged in this Lease and any other such written agreement(s) made concurrently herewith, which alone fully and completely express the agreement of the parties and which are entered into after full investigation, neither party relying upon any statement or representation not embodied in this Lease or any other such written agreement(s) made concurrently herewith. This Lease may be amended, and the provisions hereof may be waived or modified, only by instruments in writing executed by Landlord and Tenant. The titles of the several Articles and Sections contained herein are for convenience only and shall not be considered in construing this Lease.

The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises, and Tenant shall have no right to the Premises hereunder until the execution and delivery hereof by both Landlord and Tenant. Except as herein otherwise provided, the terms hereof shall be binding upon and shall inure to the benefit of the successors and assigns, respectively, of Landlord and Tenant and, if Tenant shall be an individual, upon and to his heirs, executors, administrators, successors and assigns. If two or more persons or parties are named as Tenant herein, each of such persons or parties shall be jointly and severally liable for the obligations of the Tenant hereunder, and Landlord may proceed against any one without first having commenced proceedings against any other of them. Each term and each provision of this Lease to be performed by Tenant shall be construed to be both an independent covenant and a condition and time is of the essence with respect to the exercise of any of Tenant's rights under this Lease. The reference contained to successors and assigns of Tenant is not intended to constitute a consent to assignment of Tenant. Except as otherwise set forth in this Lease, any obligations of Tenant (including, without limitation, rental and other monetary obligations, repair obligations and obligations to indemnify Landlord), shall survive the expiration or earlier termination of this Lease, and Tenant shall immediately reimburse Landlord for any expense incurred by Landlord in curing Tenant's failure to satisfy any such obligation (notwithstanding the fact that such cure might be effected by Landlord following the expiration or earlier termination of this Lease).

         10.9. ELECTRICITY AUDIT. From time to time during the term of this Lease, Landlord shall have the right to have an electrical consultant selected by Landlord make a survey of Tenant's electric usage, the result of which survey shall be conclusive and binding upon Landlord and Tenant. In the event that such survey shows that Tenant has exceeded the requirements set forth in Section 6.2.4, in addition to any other rights Landlord may have hereunder, Tenant shall reimburse Landlord for the reasonable cost of such survey within thirty (30) days after demand, and thereafter pay Landlord for the cost, as determined by such consultant, of such excess electricity usage for the balance of the term of this Lease unless and until Tenant's excess electricity usage ceases and Tenant provides Landlord evidence thereof which is reasonably acceptable to Landlord.

         Landlord shall have the right to discontinue furnishing electricity to the Premises at any time upon not less than thirty (30) days' notice to Tenant provided Landlord shall, at Landlord's expense, separately meter the Premises. If Landlord exercises such right, from and after the effective date of such discontinuance, Landlord shall not be obligated to furnish electricity to the Premises, and

         (i) Annual Fixed Rent shall be reduced by an amount equal to the product of the square footage of the Premises multiplied by the cost on a per square footage basis (the "ELECTRICITY COST") of supplying electricity for connected lights and power for space leased to tenants of the Building;

         (ii) in the computation of Operating Costs, only the cost of electricity supplied to those portions of the Building other than those leased or intended to be leased to tenants for their exclusive use or occupancy, i.e. only those areas which are so-called common areas, shall be included; and

         (iii) Landlord shall permit Landlord's existing wires, risers, conduits and other electrical equipment of Landlord to be used to supply electricity to Tenant provided that the limits set forth above shall not be exceeded.

         WITNESS the execution hereof under seal on the day and year first above written.

                                           LANDLORD:

                                           HUB Properties Trust


                                           By:_______________________________
                                               Name:    Jennifer B. Clark
                                               Title:   Senior Vice President

                                           TENANT:

                                           Perficient, Inc.


                                           By: ______________________________
                                                Name:
                                                Title:

                                    EXHIBIT B

                              RULES AND REGULATIONS

       1. The sidewalks, entrances, passages, corridors, vestibules, halls, elevators or stairways in or about the Building shall not be obstructed by Tenant.

       2. Tenant shall not place objects against glass partitions, doors or windows which would be unsightly from the Building corridor or from the exterior of the Building. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or fixed by Tenant on any window or part of the outside or inside of the Buildings without prior consent of Landlord.

       3. Tenant shall not place a load upon any floor of the Building exceeding the lesser of the floor load which such floor was designed to carry or that allowed by law.

       4. Tenant shall not waste electricity or water in the Building and shall cooperate fully with Landlord to assure the most effective operation of the Building HVAC system. All regulating and adjusting of HVAC equipment shall be done by the Landlord's agents or employees.

       5. No additional or different locks or bolts shall be affixed on doors by Tenant. Tenant shall return all keys to Landlord upon termination of Tenant's lease. Tenant shall not allow peddlers, solicitors or beggars in the Building and shall report such persons to the Landlord.

       6. Tenant shall not use the Premises so as to cause any increase above normal insurance premiums on the Building.

       7. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises. No space in the Building shall be used for manufacturing or for the sale of merchandise of any kind at auction or for storage thereof preliminary to such sale.

       8. Tenant shall not engage or pay any employees of the Building without approval from the Landlord. Tenant shall not employ any persons other than the janitor or employees of Landlord for the purpose of cleaning Premises without the prior written consent of Landlord.

       9. All removals from the Building or the carrying in or out of the Building or the Premises of any freight, furniture or bulky matter of any description must take place at such time and in such manner as Landlord may determine from time to time. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of the rules and regulations or provisions of Tenant's lease.

       10. Normal Building Operating Hours are 7:00 a.m. to 6:00 p.m. Mondays through Fridays and 7:00 a.m. to 6:00 p.m. on Saturdays excluding New Years Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day (and the applicable weekday when any such day occurs on a weekend day) and all other federal and state holidays and all Sundays. Any day (other than a Saturday) on which Normal Building Operating Hours shall occur shall be a "BUSINESS DAY". Outside of Normal Building Operating Hours, Landlord reserves the right to exclude from the Building all persons connected with or calling upon Tenant who do not present a pass to the Building signed by Tenant. Landlord will furnish passes to persons designated by Tenant and Tenant shall be responsible to Landlord for all acts of such persons.

       11. Tenant shall cooperate with Landlord in minimizing loss and risk thereof from fire and associated perils.

       12. Tenant shall, at Tenant's expense, provide artificial light and electric current for the Landlord and/or its contractors, agents and employees during the making of repairs, alterations, additions or improvements in or to the demised premises.

       13. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were designed and constructed and no sweepings, rubbish, rags, acid or like substance shall be deposited therein. All damages resulting from any misuse of the fixtures shall be borne by Tenant.

       14. Tenant may request HVAC service outside of Normal Building Operating Hours by submitting a request in writing to the Building Manager's office by noon of the preceding workday.

       15. Landlord reserves the right to establish, modify and enforce parking rules and regulations.

       16. All refuse from the Premises shall be disposed of in accordance with the requirements established therefor by Landlord and no dumpster shall be overloaded by Tenant.

       17. Landlord reserves the right at any time to rescind, alter or waive any rule or regulation at any time prescribed for the Building and to impose additional reasonable rules and regulations when in its judgment Landlord deems it necessary, desirable or proper for its best interest and for the best interest of tenants and other occupants and invitees thereof. No alteration or waiver of any rule or regulation in favor of one Tenant shall operate as an alteration or waiver in favor of any other Tenant. Landlord shall not be responsible to any Tenant for the non-observance or violation by any other Tenant however resulting of any rules or regulations at any time prescribed for the Building.

                                    EXHIBIT C

                            ALTERATIONS REQUIREMENTS


A.       GENERALLY

         1. All alterations, installations or improvements ("ALTERATIONS") to be made by Tenant in, to or about the Premises, including any Alterations to be made prior to Tenant's occupancy of the Premises for the Permitted Use, shall be made in accordance with the requirements of this Exhibit and with any additional requirements stated in the Lease.

         2. All submissions, inquiries approvals and other matters shall be processed through Landlord's Building manager or regional property manager.

         3. Additional and differing provisions in the Lease, if any, will be applicable and will take precedence over the terms of this Exhibit.

B.       PLANS

         1. Before commencing construction of any Alterations, Tenant shall submit for Landlord's written approval, either a description of the Alterations or drawings and specifications for Tenant's Alterations as follows:

          (i) Tenant shall submit drawings and written specifications (collectively, "PLANS") for all of Tenant's Alterations, including mechanical, electrical and cabling, plumbing and architectural drawings. Drawings are to be complete, with full details and finish schedules, and shall be stamped by an AIA architect licensed in the state or district in which the Property is located certifying compliance with building codes.

          (ii) Tenant may submit a complete description of Tenant's Alterations (including sketches or diagrams as necessary) in lieu of submitting Plans if the proposed Alterations meet all of the following criteria: (1) they are cosmetic in nature (e.g. painting, wallpapering, installation of floor coverings, etc.),
               (2) they do not require a building permit, (3) they do not require work to be performed inside walls or above the ceiling of the Premises, and (4) they will not affect the Building structure or mechanical, electrical, plumbing or HVAC systems. Notwithstanding that Tenant's proposed Alterations satisfy all of the preceding criteria, upon review of Tenant's submission, Landlord shall have the right to require Tenant to submit Plans for all or any portion of the proposed Alterations.

         2. Landlord shall review the description or Plans submitted by Tenant ("TENANT'S DESIGN SUBMISSION") and notify Tenant within ten (10) Business Days of approval or disapproval. If Landlord disapproves Tenant's Design Submission, Landlord shall specify the reasons for its disapproval and Tenant shall revise Tenant's Design Submission to meet Landlord's objections, and shall resubmit the same to Landlord as so revised until Tenant's Design Submission is approved by Landlord. NO APPROVAL BY LANDLORD OF TENANT'S DESIGN SUBMISSION SHALL CONSTITUTE

A WAIVER OF ANY OF THE REQUIREMENTS OF THIS EXHIBIT OR THE LEASE. Tenant shall not make any changes to Tenant's Design Submission after approval by Landlord, including changes required to obtain governmental permits, without obtaining Landlord's written approval in each instance.

         3. All mechanical, electrical, structural and floor loading requirements shall be subject to approval of Landlord's engineers. Landlord also reserves the right to require Tenant to submit copies of shop drawings for Landlord's review and approval.

         4. Before commencing construction of any Alterations, Tenant shall provide Landlord with two (2) complete copies of Tenant's Design Submission in final form as approved by Landlord.

C.       SELECTION OF CONTRACTORS AND SUBCONTRACTORS

         Before commencing construction of any Alterations, Tenant shall submit to Landlord the names of Tenant's general contractor (the "GENERAL CONTRACTOR")and any subcontractors for Landlord's approval. If Landlord shall reject the General Contractor or any subcontractor, Landlord shall advise Tenant of the reasons(s) in writing and Tenant shall submit another selection to Landlord for Landlord's approval.

D.       INSURANCE

         1. Before commencing construction of any Alterations, Tenant will deliver to Landlord:

         (i) Four (4) executed copies of the Insurance Requirements agreement in the form set forth in Exhibit D from the general contractor and, if requested by Landlord, from the subcontractors (Landlord will return two fully executed copies to Tenant), and

         (ii) insurance certificates for the General Contractor and subcontractors as required by Exhibit D, which shall include evidence of coverage for the indemnity provided by the General Contractor or subcontractor executing such agreement.

 E.      BUILDING PERMIT AND OTHER LEGAL REQUIREMENTS

         1. Before commencing construction of any Alterations, Tenant shall furnish Landlord with a valid permit for the construction of the Alterations from the building department or other agency having jurisdiction in the municipality in which the Building is located (unless the Alterations are of a cosmetic nature not requiring a building permit). Tenant shall keep the original building permit posted on the Premises during the construction of the Alterations.

         2. Tenant Design Submission, the Alterations, and the construction of the Alterations shall each be in strict compliance with (1) all applicable laws, codes, rules and regulations, including, without limitation, the Americans with Disabilities Act, state and local health department requirements, and occupational health and safety laws and regulations, and (2) all building permits, consents, licenses, variances, and approvals issued in connection with the Alterations. Tenant shall ensure that the General Contractor and all subcontractors have the requisite licenses to perform their work. Tenant shall procure all permits, governmental approvals, licenses, variances and consents required for the Alterations and shall provide Landlord with a complete copy thereof promptly upon receipt of same by Tenant.

 F.     MATERIALS AND WORKMANSHIP

        1. All equipment and installations must be equal to the Building standard and all materials shall be new, commercial grade and of first-class quality. Any deviation from these requirements will be permitted only if clearly indicated or specified on Tenant's Design Submission and approved by Landlord.

         2. Alterations shall be constructed in a professional, first-class and workmanlike manner, in accordance with Tenant's Design Submission.

         3. The General Contractor shall guaranty all materials and workmanship against defects for a period of not less than one (1) year from installation. Notwithstanding any limitations contained in such guaranty or in any contract, purchase order or other agreement, during the entire term of the Lease, Tenant shall promptly repair or replace, at Tenant's cost, any defective aspect of the Alterations except for insubstantial defects that do not adversely effect the Building or the appearance or rental value of the Premises, as determined by Landlord in its sole discretion.

         4. Alterations must be compatible with the existing mechanical, plumbing, HVAC, electrical and life safety systems of the Building (collectively the "BUILDING SYSTEMS"). In the event any Alterations shall interfere with the proper functioning of any Building System, Tenant shall promptly cause such repairs, replacements or adjustments to be made to the Alterations as are necessary to eliminate any such interference at Tenant's sole cost and expense.

G.       PROSECUTION OF THE WORK

         1. All construction activities shall be conducted so as to avoid disturbance of other tenants. Landlord may require that all demolition and other categories of work that may inconvenience other tenants or disturb Building operations be scheduled and performed before or after Normal Building Operating Hours (at times determined by Landlord) and Tenant shall provide the Building manager with at least 24 hours' notice prior to proceeding with such work.

         2. Unless Landlord directs otherwise, Tenant's contractors shall have access to the Building during the Normal Building Operating Hours only. If Tenant's contractors desire access to the Building at any other time, Landlord shall use reasonable efforts to provide such access, provided, however, that Tenant shall pay Landlord any additional cost incurred by Landlord to provide such access, including, without limitation, additional costs for utilities, personnel, and security.

         3. Prior arrangements for elevator use shall be made with the Building manager by Tenant or the General Contractor. Elevator cabs shall be properly padded and no material or equipment shall be carried under or on top of elevators. If an operating engineer is required by any union rules, such engineer shall be paid for by Tenant.

         4. Under no circumstances will any persons or material related to Tenant's Alterations be allowed access through the Building's front entrance without advance written approval of the Building manager.

         5. If shutdown of risers and mains for electrical, HVAC, sprinkler or plumbing work is required, such work shall be supervised by Landlord's representative at Tenant's expense. No work will be performed in Building mechanical equipment rooms except under Landlord's supervision.

         6. Alterations shall be performed under the supervision of a superintendent or foreman of the General Contractor at all times.

         7. All areas adjacent to the construction area shall be sealed with plastic so as to not be affected by dust and debris. All floors shall be protected from the construction process.

         8. The General Contractor or HVAC subcontractor shall block off supply and return grilles, diffusers and ducts to keep dust from entering into the Building HVAC system and thoroughly clean all HVAC units in the work area at the completion of the Alterations.

         9. Construction debris shall be removed from the construction area daily and the construction area shall be kept neat and reasonably clean at all times. All construction debris is to be discarded in waste containment provided by the General Contractor only. No material or debris shall be stored outside the Premises or Building without the prior written approval of the Landlord's representative.

         10. Landlord shall have the right to instruct the General Contractor to deliver to Landlord, at Tenant's expense, any items to be removed from the Premises during the construction of the Alterations.

         11. Tenant, either directly or through the General Contractor, will immediately notify Landlord, in writing, of any damage to the Building caused by the General Contractor or any subcontractors. Such damage shall be repaired within 72 hours unless otherwise directed by the Landlord in writing. Any damage that is not repaired may be repaired by Landlord at Tenant's expense.

         12. Construction personnel shall use the restrooms located within Tenant's Premises only. If there are no restrooms within Tenant's Premises, then construction personnel shall use only those Building restrooms located on the floor where the work is being performed.

         13. The General Contractor and all subcontractors shall cause their employees to adhere to all applicable Rules and Regulations of the Building.

         14. Landlord shall have the right to supervise and inspect the Alterations as the work progresses and to require Tenant to remove or correct any aspect of the Alterations that does not conform to Tenant's Design Submission approved by Landlord. Such supervision and inspection shall be at Tenant's sole expense and Tenant shall pay Landlord's reasonable charges for such supervision and inspection.

H.       DOCUMENTS TO BE FURNISHED TO LANDLORD UPON COMPLETION OF TENANT'S WORK

         1. Within fifteen (15) days after the substantial completion of the Alterations, Tenant shall furnish Landlord with the following documents:

         (i) record "as built" drawings in paper and electronic (CADD) format showing all of the Alterations as actually constructed for all portions of the Alterations for which drawings were submitted;

         (ii) if Plans for the Alterations were prepared by an architect, a written certification from the architect confirming that the Alterations were completed in accordance with the Plans and all applicable laws, codes, ordinances, and regulations;

         (iii) full and final lien waivers and releases executed by the General Contractor and all subcontractors and suppliers;

         (iv) if the Alterations include any HVAC work, a properly executed air balancing report signed by a professional engineer showing that the HVAC system is properly balanced for the season;

         (v) copies of all warranties and guarantees received from the General Contractor, subcontractors and materials suppliers or manufacturers;

         (vi) copies of all maintenance manuals, instructions and similar information pertaining to the operation and maintenance of equipment and fixtures installed in the Premises as part of the Alterations; and

         (vii) a copy of the final, permanent certificate of occupancy or amended certificate of occupancy for the Premises.

                                    EXHIBIT D

                       CONTRACTOR'S INSURANCE REQUIREMENTS


Building:

Tenant:

Premises:

       The undersigned contractor or subcontractor ("CONTRACTOR") has been hired by the tenant or occupant (hereinafter called "TENANT") of the Building named above or by Tenant's contractor to perform certain work ("WORK") for Tenant in the Premises identified above. Contractor and Tenant have requested the undersigned landlord ("LANDLORD") to grant Contractor access to the Building and its facilities in connection with the performance of the Work and Landlord agrees to grant such access to Contractor upon and subject to the following terms and conditions:

       1. Contractor agrees to indemnify and save harmless the Landlord, and if Landlord is a general or limited partnership each of the partners thereof, and if Landlord is a nominee trust the trustee(s) and all beneficiaries thereof, and all of their respective officers, employees and agents, from and against any claims, demands, suits, liabilities, losses and expenses, including reasonable attorneys' fees, arising out of or in connection with the Work (and/or imposed by law upon any or all of them) because of personal injuries, including death, at any time resulting therefrom and loss of or damage to property, including consequential damages, whether such injuries to person or property are claimed to be due to negligence of the Contractor, Tenant, Landlord or any other party entitled to be indemnified as aforesaid except to the extent specifically prohibited by law (and any such prohibition shall not void this agreement but shall be applied only to the minimum extent required by law).

       2. Contractor shall provide and maintain at its own expense, until completion of the Work, the following insurance:

                (a) Workmen's Compensation and Employers Liability Insurance covering each and every workman employed in, about or upon the Work, as provided for in each and every statute applicable to Workmen's Compensation and Employers' Liability Insurance.

                (b) Commercial General Liability Insurance including coverages for Protective and Contractual Liability (to specifically include coverage for the indemnification clause of this agreement) for not less than the following limits:

       Bodily Injury:                      $5,000,000 per person
                                           $5,000,000 per occurrence

       Property Damage:                    $5,000,000 per occurrence
                                           $5,000,000 aggregate

       (c) Commercial Automobile Liability Insurance (covering all owned, non-owned and/or hired motor vehicles to be used in connection with the
        Work) for not less than the following limits:

       Bodily Injury:                      $5,000,000 per person
                                           $5,000,000 per occurrence

       Property Damage:                    $5,000,000 per occurrence.

       Contractor shall furnish a certificate from its insurance carrier or carriers to the Building office before commencing the Work, showing that it has complied with the above requirements regarding insurance and providing that the insurer will give Landlord ten (10) days' prior written notice of the cancellation of any of the foregoing policies.

       3. Contractor shall require all of its subcontractors engaged in the Work to provide the following insurance:

                (a) Commercial General Liability Insurance including Protective and Contractual Liability coverages with limits of liability at least equal to the limits stated in paragraph 2(b).

                (b) Commercial Automobile Liability Insurance (covering all owned, non-owned and/or hired motor vehicles to be used in connection with the Work) with limits of liability at least equal to the limits stated in paragraph 2(c).

       Upon the request of Landlord, Contractor shall require all of its subcontractors engaged in the Work to execute an Insurance Requirements agreement in the same form as this Agreement.

       Agreed to and executed this_____day of_______ , 20___ .

Contractor:                                Landlord:


By:  ____________________                  By:    ____________________

By:  ____________________                  By:    ____________________

                                    EXHIBIT E

                               CLERK'S CERTIFICATE


       I,__________________ , the duly elected and acting [Secretary/Clerk] of Perficient, Inc. a Delaware corporation (the "CORPORATION"), hereby certify that:

       (A) at a meeting of the board of directors of the Corporation held on _____________in accordance with law and the Bylaws of the Corporation the following resolutions were duly adopted:

VOTED:      a. To approve a lease of approximately 5,894 rentable square feet of space for a term of approximately three years in the building commonly known as Building B, Lakewood on the Park, 7600B, Capital of Texas Highway, Austin, Texas substantially in the form of the draft presented at this meeting, a copy of which shall be placed on file in the office of the [Secretary/Clerk]and be incorporated by reference in this vote;

            b. To authorize _________________ and __________________, or any one of them (each hereinafter referred to as a "SIGNATORY"), to execute and deliver in the name and on behalf of the Corporation the above-described lease and to execute and deliver all other documents, agreements and instruments, including, without limitation, notices of lease, and to take all other actions with respect to the foregoing which any Signatory, in such Signatory's discretion, shall determine to be necessary or appropriate to effect or secure the transactions contemplated herein, the execution and delivery of any of the foregoing or the taking of any such action to be conclusive evidence of such Signatory's determination and of the Signatory's authority so to do granted by this vote;

       (B) as of this date the following individuals are duly elected and qualified officers of the Corporation holding at this date, the offices specified next to their names and the signature next to each such name is such individual's true signature.

NAME                      OFFICE                      SIGNATURE
----                      ------                      ---------

__________________        _____________________       ____________________

__________________        _____________________       ____________________


       (C) The form of lease attached to this Certificate is the form referred to in the foregoing vote.

       (D) The resolutions set forth above are unmodified and continue to be in full force and effect and the Corporation has adopted no other resolutions in respect of the subject matter thereof.

     In witness whereof, I have hereunto set my hand and affixed the seal of the Corporation this_______day of_______, 2000.


--------------------------